As filed with the Securities and Exchange Commission on May 1, 2004.
                                                      Registration No. 333-19583
                                                      Registration No. 811-08015
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-4

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 16

                                       and

              REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 18

                         -------------------------------

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                           (Exact name of Registrant)

                         NATIONAL LIFE INSURANCE COMPANY
                             One National Life Drive
                              Montpelier, VT 05604
     (Complete name and address of depositor's principal executive offices)
                                 (802) 229-3113

                          -----------------------------
                             D. Russell Morgan, Esq.
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2415
                         -------------------------------

     It is proposed that this filing will become effective:

          immediately upon filing pursuant to paragraph (b) of Rule 485
    -----

      X   on May 1, 2004 pursuant to paragraph (a) (1) of Rule 485 - -
    -----

           60 days after filing pursuant to paragraph (a)(1) of Rule 485
    ------

          on        pursuant to paragraph (a) (1) of Rule 485
    ------   ------


              this post-effective amendment designates a new
    ---------
    effective date of a previously filed post-effective amendment.


                  --------------------------------------------

Title of Securities Being Registered: Interests in a Variable Account under individual flexible premium variable annuity contracts.

                       Sentinel Advantage Variable Annuity
                               P R O S P E C T U S
                                Dated May 1, 2004


--------------------------------------------------------------------------------
National Life Insurance Company O Home 0ffice: National Life Drive, Montpelier,
                         Vermont 05604 o 1-800-732-8939
--------------------------------------------------------------------------------


         The Sentinel Advantage Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the "Variable Account"), a separate account of National Life Insurance Company ("National Life, "we, "our, or "us"). We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is currently divided into 49 Subaccounts. Each Subaccount invests in shares of a corresponding underlying Fund option (each a "Fund") described below:

-------------------------------  -------------------------------  -------------------------------  -------------------------------

MANAGED BY NL CAPITAL            MANAGED BY FRED ALGER            MANAGED BY AMERICAN CENTURY      MANAGED BY THE DREYFUS
MANAGEMENT, INC.                 MANAGEMENT, INC.                 INVESTMENT MANAGEMENT, INC.      CORPORATION
-------------------------------  -------------------------------  -------------------------------  -------------------------------
SENTINEL VARIABLE PRODUCTS       ALGER AMERICAN FUND              AMERICAN CENTURY VARIABLE        DREYFUS VARIABLE INVESTMENT
 TRUST                                                              PORTFOLIOS, INC.                 FUND

 COMMON STOCK FUND                 GROWTH PORTFOLIO                 VP INCOME & GROWTH PORTFOLIO     APPRECIATION PORTFOLIO
 MID CAP GROWTH FUND               LEVERAGED ALLCAP PORTFOLIO       VP VALUE PORTFOLIO               DEVELOPING LEADERS PORTFOLIO
 SMALL COMPANY FUND                SMALL CAPITALIZATION PORTFOLIO   VP ULTRA PORTFOLIO               DREYFUS QUALITY BOND PORTFOLIO
 GROWTH INDEX FUND                                                  VP VISTA PORTFOLIO
 BALANCED FUND                                                      VP INTERNATIONAL PORTFOLIO       DREYFUS SOCIALLY RESPONSIBLE
 BOND FUND                                                          VP INFLATION PROTECTION            GROWTH FUND, INC.
 MONEY MARKET FUND                                                    PORTFOLIO

-------------------------------  -------------------------------  -------------------------------  -------------------------------
MANAGED BY FIDELITY MANAGEMENT   MANAGED BY FRANKLIN TEMPLETON    MANAGED BY AIM ADVISORS, INC.;   MANAGED BY J.P. MORGAN
& RESEARCH COMPANY               INVESTMENTS                      SUBADVISED BY INVESCO            INVESTMENT MANAGEMENT INC.
                                                                  INSTITUTIONAL (N.A.), INC.
-------------------------------  -------------------------------  -------------------------------  -------------------------------
FIDELITY VARIABLE INSURANCE      FRANKLIN TEMPLETON               AIM VARIABLE INSURANCE FUNDS     JP MORGAN SERIES TRUST II
                                   VARIABLE INSURANCE
PRODUCT FUNDS                    PRODUCTS TRUST
   CONTRAFUND PORTFOLIO(R)         MUTUAL SHARES SECURITIES FUND  INVESCO VIF - DYNAMICS FUND      JP MORGAN INTERNATIONAL
   EQUITY INCOME PORTFOLIO         FRANKLIN SMALL CAP VALUE       INVESCO VIF - HEALTH SCIENCES      EQUITY PORTFOLIO
   GROWTH PORTFOLIO                  SECURITIES FUND                FUND                           JP MORGAN SMALL COMPANY
   HIGH INCOME PORTFOLIO           FRANKLIN SMALL CAP FUND        INVESCO VIF - TECHNOLOGY           PORTFOLIO
   INDEX 500 PORTFOLIO             TEMPLETON FOREIGN SECURITIES     FUND
   INVESTMENT GRADE BOND PORTFOLIO   FUND
   OVERSEAS PORTFOLIO              FRANKLIN REAL ESTATE FUND
   MID CAP PORTFOLIO

-------------------------------  -------------------------------  -------------------------------  -------------------------------
MANAGED BY NEUBERGER BERMAN      MANAGED BY DEUTSCHE INVESTMENT   MANAGED BY STRONG CAPITAL        MANAGED BY T. ROWE PRICE
MANAGEMENT, INC.                 MANAGEMENT AMERICAS, INC.        MANAGEMENT, INC.                 ASSOCIATES, INC.
-------------------------------  -------------------------------  -------------------------------  -------------------------------
NEUBERGER BERMAN ADVISERS        SCUDDER  VARIABLE SERIES II      STRONG VARIABLE INSURANCE        T. ROWE PRICE EQUITY SERIES,
MANAGEMENT TRUST                                                   FUNDS, INC.                      INC.
   PARTNERS PORTFOLIO              DREMAN HIGH RETURN EQUITY      MID CAP GROWTH FUND II           BLUE CHIP GROWTH PORTFOLIO
                                     PORTFOLIO
   MID CAP GROWTH PORTFOLIO        DREMAN SMALL CAP VALUE                                          EQUITY INCOME PORTFOLIO
                                     PORTFOLIO
   FASCIANO PORTFOLIO                                             STRONG OPPORTUNITY FUND II       HEALTH SCIENCES PORTFOLIO
   LIMITED MATURITY PORTFOLIO
-------------------------------  -------------------------------  -------------------------------  -------------------------------


         This Prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2004 containing further information about the Contracts and the Variable Account is filed with the Securities and Exchange Commission. You can obtain a copy without charge from National Life Insurance Company by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC's website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to the same telephone number or address. This Prospectus must be accompanied by current prospectuses or profiles for the Funds.

         Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

         The Statement of Additional Information, dated May 1, 2004, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on the last page of the Prospectus.

                                Table of Contents

                                                                                                         Page
  SUMMARY................................................................................................. 1
  SUMMARY OF CONTRACT EXPENSES............................................................................ 4
  UNDERLYING FUND ANNUAL EXPENSES......................................................................... 5
  ACCUMULATION UNIT VALUES................................................................................ 8
  NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS.................................... 9
           National Life Insurance Company................................................................ 9
           The Variable Account........................................................................... 9
           Underlying Fund Options........................................................................10
           Other Information..............................................................................12
DETAILED DESCRIPTION OF CONTRACT PROVISIONS...............................................................12
           Issuance of a Contract.........................................................................13
           Premium Payments...............................................................................13
                    The Initial Premium Payment...........................................................13
                    Subsequent Premium Payments...........................................................13
                    Allocation of Net Premium Payments....................................................13
           Transfers14
           Value of a Variable Account Accumulation Unit..................................................16
                    Net Investment Factor.................................................................16
           Determining the Contract Value.................................................................16
           Annuitization..................................................................................16
                    Maturity Date.........................................................................16
                    Election of Payment Options...........................................................17
                    Frequency and Amount of Annuity Payments..............................................17
           Annuitization - Variable Account...............................................................17
                    Value of an Annuity Unit..............................................................18
                    Assumed Investment Rate...............................................................18
           Annuitization - Fixed Account..................................................................18
           Annuity Payment Options........................................................................18
           Stretch Annuity Payment Option.................................................................19
           Death of Owner.................................................................................19
           Death of Annuitant Prior to the Annuitization Date.............................................20
           Generation-Skipping Transfers..................................................................20
           Ownership Provisions...........................................................................21
CHARGES AND DEDUCTIONS....................................................................................21
           Deductions from the Variable Account...........................................................22
           Contingent Deferred Sales Charge...............................................................22
           Annual Contract Fee............................................................................23
           Transfer Charge................................................................................24
           Premium Taxes..................................................................................24
           Charge for Optional Enhanced Death Benefit Rider...............................................24
           Other Charges..................................................................................24
CONTRACT RIGHTS AND PRIVILEGES............................................................................25
           Free Look......................................................................................25
           Loan Privilege -Tax Sheltered Annuities........................................................25
           Surrender and Withdrawal.......................................................................27
           Payments.......................................................................................28
           Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract..............................29
           Telephone Transaction Privilege................................................................30
           Optional "Illuminations" Investment Advisory Service...........................................30
           Available Automated Fund Management Features...................................................32
                      Dollar Cost Averaging...............................................................32
                      Portfolio Rebalancing...............................................................33
                      Systematic Withdrawals..............................................................33
           Contract Rights Under Certain Plans............................................................34




                                                                                                         Page

THE FIXED ACCOUNT ........................................................................................34
           Minimum Guaranteed and Current Interest Rates..................................................34
           Enhanced Fixed Account.........................................................................35
THE GUARANTEED ACCOUNTS...................................................................................36
           Investments in the Guaranteed Accounts.........................................................36
           Termination of a Guaranteed Account............................................................37
           Market Value Adjustment........................................................................37
           Other Matters Relevant to the Guaranteed Accounts..............................................40
           Preserver Plus Program.........................................................................40
OPTIONAL ENHANCED DEATH BENEFIT RIDER.....................................................................40
OPTIONAL ACCELERATED BENEFIT RIDERS.......................................................................41
FEDERAL INCOME TAX CONSIDERATIONS.........................................................................42
           Taxation of Non-Qualified Contracts............................................................42
           Taxation of Qualified Contracts................................................................43
           Possible Tax Law Changes.......................................................................45
GENDER NEUTRALITY.........................................................................................45
VOTING RIGHTS.............................................................................................45
CHANGES TO VARIABLE ACCOUNT...............................................................................46
DISTRIBUTION OF THE CONTRACTS.............................................................................46
FINANCIAL STATEMENTS......................................................................................47
STATEMENTS AND REPORTS....................................................................................47
OWNER INQUIRIES...........................................................................................47
LEGAL PROCEEDINGS.........................................................................................47
GLOSSARY..................................................................................................48
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..................................................50




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LEGALLY BE MADE.

                                     SUMMARY

         This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this Prospectus, the Statement of Additional Information and the Contract. Please keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

HOW DO I PURCHASE A CONTRACT?

         Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis). See "Issuance of a Contract," below. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.


CAN I MAKE ADDITIONAL PREMIUM PAYMENTS?

         You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRA's). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see "Premium Payments," below).


HOW DOES THE "FREE LOOK" RIGHT TO EXAMINE THE CONTRACT WORK?

         To be sure that you are satisfied with the Contract, you have a ten day free look right to examine the Contract. Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the Contract to our Home Office at the address shown on the cover page of this Prospectus. When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRA's and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

WHAT IS THE PURPOSE OF THE VARIABLE ACCOUNT?

         The Variable Account is a separate investment account that consists of 49 Subaccounts. Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the 49 Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding portfolios of the Funds that are listed on the cover page of this Prospectus (see "The Variable Account" and "Underlying Fund Options," below).


         We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value your Contract may be more or less than the premiums paid.


HOW DOES THE FIXED ACCOUNT WORK?

         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state. (see "The Fixed Account", below.)

HOW DO THE GUARANTEED ACCOUNTS WORK?

         You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 7 or 10 years. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see "The Guaranteed Accounts", below).

WHEN WILL I RECEIVE PAYMENTS?

         After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see "Annuitization - Frequency and Amount of Annuity Payments," below).


WHAT HAPPENS IF THE OWNER DIES BEFORE ANNUITIZATION?

         For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option ("Annuitization");(2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value). If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

         For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit. For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see "Death of Owner," below.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE ANNUITIZATION?

         If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see "Death of Annuitant Prior to the Annuitization Date," below).

CAN I MAKE A WITHDRAWAL FROM MY CONTRACT?

         You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see "Surrender and Withdrawal," below). A Withdrawal or a surrender may result in federal income tax, including a federal penalty tax (see "Federal Income Tax Considerations," below), and you may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

WHAT CHARGES WILL I PAY?

         CONTINGENT DEFERRED SALES CHARGE: We do not deduct a sales charge from Premium Payments. However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a Contingent Deferred Sales Charge not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see "Contingent Deferred Sales Charge," below).

         MARKET VALUE ADJUSTMENT: We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see "The Guaranteed Accounts, below).

         ANNUAL CONTRACT FEE: We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see "Annual Contract Fee," below).

         ADMINISTRATION CHARGE: We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see "Deductions from the Variable Account," below).

         MORTALITY AND EXPENSE RISK CHARGE: We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see "Deductions from the Variable Account," below).

         CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER: If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see "Charge for Optional Enhanced Death Benefit Rider," below).

         PREMIUM TAXES: If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see "Premium Taxes," below).


         TRANSFER CHARGE. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year. However, we are not currently assessing transfer charges.


         INVESTMENT MANAGEMENT FEES AND FUND OPERATING EXPENSES: Charges for investment management services and operating expenses are deducted daily from each portfolio of each Fund (see "Underlying Fund Annual Expenses," below, and the accompanying Fund prospectuses).

         We pay compensation to broker-dealers who sell the Contracts. (See "Distribution of Contracts," below).

CAN I TRANSFER MY CONTRACT VALUE AMONG THE DIFFERENT INVESTMENT OPTIONS?

         You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See "Transfers" below.

ARE THERE ANY OTHER CONTRACT PROVISIONS?

         For information concerning other important Contract provisions, see "Contract Rights and Privileges," below, and the remainder of this Prospectus.

HOW WILL THE CONTRACT BE TAXED?

         For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see "Federal Income Tax Considerations," below.

WHAT IS THE "ILLUMINATIONS" PROGRAM?

         Beginning on May 1, 2004, we are offering all Contract Owners the opportunity to participate in "Illuminations". Under this investment advisory program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is INDEPENDENT of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance. There is no charge for participation in Illuminations.

WHAT IF I HAVE QUESTIONS?

         We will be happy to answer your questions about the Contract or our procedures. Call or write to us at the phone number or address on the cover page. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

         If you have questions concerning your investment strategies, please contact your registered representative.

                          SUMMARY OF CONTRACT EXPENSES

         The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.


         The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, or transfer Contract Value between investment options or for certain Qualified Contracts, take a loan.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.......................................None
Premium Taxes.......................................................See below(1)
Contingent Deferred Sales Charge  (as a percentage of Net Premium
Payments surrendered or withdrawn)2
         Maximum...........................................................7%
Transfer Charge.........................................................$253
Loan Interest Spread (effective annual rate).............................2.5%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio company fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES (DEDUCTED DAILY AS A PERCENTAGE OF VARIABLE ACCOUNT CONTRACT VALUE)
Mortality and Expense Risk Charge.........................................1.25%
Administration Charge.....................................................0.15%
                                                                         -----
Total Basic Variable Account Annual Percentage Expenses...................1.40%

Annual Contract Fee5.......................................................$30

OPTIONAL RIDER EXPENSES

Annual Charge for Optional Enhanced Death Benefit Rider.....0.20% of Contract
                                                            Value at the time of
                                                            deduction

1 States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See "Premium Taxes", below.

  2 The Contingent Deferred Sales Charge ("CDSC") declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years. Each Contract Year, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative; that is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year; in addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see "Contingent Deferred Sales Charge", below). After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.

  3 We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.

  4 The Loan Interest Spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan.

  5 The Annual Contract Fee is assessed only upon Contracts which as of the applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

The next item shows the minimum and maximum total operating expenses charged by portfolio companies that you may pay periodically during the time you own the Contract. The fees and expenses are for the fiscal year ended December 31, 2003. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

UNDERLYING FUND ANNUAL EXPENSES (AS A PERCENTAGE OF UNDERLYING FUND AVERAGE NET ASSETS)1 2

------------------------------------------------------------- ----------------------------- ----------------------------
                                                                        Minimum                       Maximum
------------------------------------------------------------- ----------------------------- ----------------------------
Total Annual Portfolio Company Operating Expenses (expenses              0.34%                         4.56%
that are deducted from portfolio company assets, including
management fees, distribution and/or service 12b-1 fees, and other expenses).
------------------------------------------------------------- ----------------------------- ----------------------------


The annual expenses of each individual portfolio company, before any voluntary fee waivers or expense reimbursements, are shown below.

                                                                                                              Gross
                                                                     Management      12b-1       Other    Total Annual
                                                                         Fee         Fees3     Expenses     Expenses
Sentinel Variable Products Trust
      Balanced Fund                                                     0.55%         N/A        0.49%        1.04%
      Bond Fund                                                         0.40%         N/A        0.33%        0.73%
      Common Stock Fund                                                 0.45%         N/A        0.30%        0.75%
      Growth Index Fund                                                 0.30%         N/A        2.73%        3.03%
      Mid Cap Growth Fund                                               0.49%         N/A        0.40%        0.89%
      Money Market Fund                                                 0.25%         N/A        0.28%        0.53%
      Small Company Fund                                                0.47%         N/A        0.34%        0.81%
The Alger American Fund
      Alger American Growth Portfolio - Class O Shares                  0.75%         N/A        0.10%        0.85%
      Alger American Leveraged AllCap Portfolio - Class O Shares        0.85%         N/A        0.12%        0.97%
      Alger American Small Capitalization Portfolio - Class O           0.85%         N/A        0.12%        0.97%
      Shares
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                                      0.70%         N/A         N/A         0.70%
      VP Value Portfolio                                                0.95%         N/A         N/A         0.95%
     VP Ultra Portfolio                                                 1.00%         N/A        0.01%        1.01%
       VP Vista Portfolio                                               1.00%         N/A         N/A         1.00%
       VP International Portfolio                                       1.33%         N/A        0.01%        1.34%
       VP Inflation Protection Portfolio                                0.51%         N/A         N/A         0.51%
Dreyfus Variable Investment Fund
       DVIF Appreciation Portfolio - Initial Shares                     0.75%         N/A        0.05%        0.80%
       DVIF Developing Leaders Portfolio - Initial Shares               0.75%         N/A        0.07%        0.82%
       DVIF Quality Bond Portfolio - Initial Shares                     0.65%         N/A        0.09%        0.74%
Dreyfus Socially Responsible Growth Fund, Inc.                          0.75%         N/A        0.09%        0.84%
Fidelity: Variable Insurance Products
      Contrafund(R)Portfolio                                            0.58%         N/A        0.09%        0.67%
      Equity Income Portfolio                                           0.48%         N/A        0.09%        0.57%
      Growth Portfolio                                                  0.58%         N/A        0.09%        0.67%
      High Income Portfolio                                             0.58%         N/A        0.11%        0.69%
      Index 500 Portfolio                                               0.24%         N/A        0.10%        0.34%
      Investment Grade Bond                                             0.43%         N/A        0.11%        0.54%
      Overseas Portfolio                                                0.73%         N/A        0.17%        0.90%
     Mid Cap Portfolio                                                  0.58%         N/A        0.12%        0.70%


                                       6

Franklin Templeton Variable Insurance Products Trust:
       Class 2 shares, Mutual Shares Securities Fund                    0.60%       0.25% 4      0.20%        1.05%
       Class 2 shares, Franklin Small Cap Value Securities  Fund        0.57%       0.25% 4      0.19%        1.01%
       Class 2 shares, Franklin Small Cap Fund                          0.51%       0.25% 4      0.29%        1.05%
       Class 2 shares, Templeton Foreign Securities Fund                0.69%       0.25% 4      0.22%        1.16%
       Class 2 shares, Franklin Real Estate Fund                        0.50%       0.25% 4      0.03%        0.78%
AIM Variable Insurance Funds
      INVESCO VIF - Dynamics Fund                                       0.75%         N/A        0.42%      1.17%6, 7
      INVESCO VIF - Health Sciences Fund                                0.75%         N/A        0.33%      1.08%6, 7
      INVESCO VIF - Technology Fund                                     0.75%         N/A        0.41%    1.16% 5, 6, 7
J.P. Morgan Series Trust II
      JP Morgan International Equity Portfolio                          0.60%         N/A        0.96%        1.56%
      JP Morgan Small Company Portfolio                                 0.55%         N/A        0.60%        1.15%
Neuberger Berman Advisers Management Trust
      Initial Class, Partners Portfolio                                 0.83%         N/A        0.07%        0.90%
     Initial Class, Mid Cap Growth Portfolio                            0.84%         N/A        0.04%        0.88%
     S-Series Class, Fasciano Portfolio                                 1.15%        0.25%       3.16%        4.56%
     Initial Class, Limited Maturity Portfolio                          0.65%         N/A        0.09%        0.74%
Scudder Variable Series II
     Class B shares, Dreman High Return Portfolio                       0.73%        0.25%       0.20%        1.18%
     Class B shares, Dreman Small Cap Value Portfolio                   0.75%        0.25%       0.19%        1.19%
Strong Variable Insurance Funds, Inc.
      Mid Cap Growth Fund II                                            0.75%         N/A        0.71%        1.46%
Strong Opportunity Fund II                                              0.75%         N/A        0.65%        1.40%
T. Rowe Price Equity Series, Inc.
       Class II shares, Blue Chip Growth Portfolio                      0.85%        0.25%       0.00%        1.10%
       Class II shares, Equity Income Portfolio                         0.85%        0.25%       0.00%        1.10%
       Class II shares, Health Sciences Portfolio                       0.95%        0.25%       0.00%        1.20%


1 The portfolio fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

2 Certain of the portfolio companies receive voluntarily waivers or reimbursements of expenses from their investment advisers or affiliates. It is anticipated that these arrangements will continue during 2004, but there is no legal obligation to continue these arrangements for any particular period of time, except that a National Life affiliate has committed to the SEC to maintain the reimbursement arrangements for the Sentinel Variable Products Balanced and Bond Funds until at least May 1, 2005. If these arrangements are terminated, the affected portfolio's expenses may increase. Taking these reimbursement arrangements into account, annual operating expenses of those portfolio companies which have reimbursement arrangements are shown below.

                                                                                                    Gross Total
                                                               Management                 Other       Annual
     Portfolio                                                    Fees     12b-1 Fees   Expenses     Expenses

     Sentinel Variable Products Trust
          Balanced Fund                                          0.53%         N/A        0.29%        0.82%
          Bond Fund                                              0.38%         N/A        0.29%        0.67%
          Common Stock Fund                                      0.45%         N/A        0.23%        0.68%
          Growth Index Fund                                      0.30%         N/A        0.31%        0.61%
          Mid Cap Growth Fund                                    0.49%         N/A        0.35%        0.84%
          Money Market Fund                                      0.25%         N/A        0.15%        0.40%
          Small Company Fund                                     0.47%         N/A        0.29%        0.76%



                                       7


     Fidelity Variable Insurance Products
          Contrafund(R)Portfolio                                 0.58%         N/A        0.07%        0.65%
          Equity Income Portfolio                                0.48%         N/A        0.08%        0.56%
          Growth Portfolio                                       0.58%         N/A        0.06%        0.64%
          Overseas Portfolio                                     0.73%         N/A        0.13%        0.86%
          Index 500 Portfolio                                    0.24%         N/A        0.04%        0.28%
          Mid Cap                                                0.58%         N/A        0.10%        0.68%
     Franklin Templeton Variable Insurance Products Trust
          Class 2 shares, Franklin Small Cap Value               0.55%       0.25% 4      0.19%       0.99%8
     Securities Fund
          Class 2 shares, Franklin Small Cap Fund                0.47%       0.25% 4      0.29%       1.01%8
          Class 2 shares, Franklin Foreign Securities Fund       0.65%       0.25% 4      0.22%       1.12%8
          Class 2 shares, Franklin Real Estate Fund              0.50%       0.25% 4      0.03%       0.78%8
     J.P. Morgan Series Trust II
          JP Morgan International Equity                         0.60%         N/A        0.60%        1.20%

     Neuberger Berman Advisers Management Trust
          S-Series Class, Fasciano Portfolio                     1.15%        0.25%       0.00%        1.40%
     Strong Mid Cap Growth Fund                                  0.75%         N/A        0.43%        1.18%
     Strong Opportunity Fund II, Inc.                            0.75%         N/A        0.34%        1.09%

3 Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing distribution and shareholder support services to some portfolios.

4 While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

5 As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

6 The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

7 The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

8 The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.



For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

EXAMPLE

         The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract fees, Variable Account annual expenses, and portfolio company fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the portfolio companies apply, and that you elected the Optional Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract at the end of the applicable time period:

         1 Year            3 Years          5 years          10 years
         $1,298            $2,274           $3,224            $5,687

(1) If you annuitize your Contract at the end of the applicable time period:

         1 Year(3)         3 Years         5 years          10 years
         $598              $1,774          $2,924             $5,687

(1) If you do not surrender your Contract:

         1 Year            3 Years          5 years          10 years
         $598              $1,774           $2,924            $5,687


3The Contract may not be annuitized in the first two years from the Date of Issue.


                             ACCUMULATION UNIT VALUE

The following table sets forth, for each of the Subaccounts which began operations on June 20, 1997, the accumulation unit value at June 20, 1997, the accumulation unit values at December 31, 1997, 1998, 1999, 2000, 2001, 2002, and 2003, and the number of accumulation units outstanding at December 31, 2003.


                                         Accumul-  Accumul-  Accumul-  Accumul-  Accumul-  Accumul-  Accumul- Accumul-  Number of
                                         ation     ation     ation     ation     ation     ation     ation    ation     Accumulation
                                         Unit      Unit      Unit      Unit      Unit      Unit      Unit     Unit      Units
                                         Value at  Value at  Value at  Value at  Value at  Value at  Value    Value at  Outstanding
                                         6/20/97   12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02 12/31/03  at 12/31/03
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund             10.00     10.68     11.96     12.14     13.15     11.91     9.71     12.59  2,081,352.52
------------------------------------------------------------------------------------------------------------------------------------
Sentinel  VPT Mid Cap Growth Fund          10.00     11.16     12.71     17.40     17.01     12.70     9.51     13,30   1,190,675.96
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund            10.00     10.74     11.43     13.07     17.84     18.54    15.73     21.64   1,242,053.68
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Money Market Fund             10.00     10.20     10.59     10.96     11.47     11.73    11.72     11.64   1,010,025.42
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT  Bond Fund                    10.00     10.42     11.12     10.60     11.46     12.14    10.22     13.63   1,303,319.09
------------------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                 10.00     10.64     11.80     11.74     12.60     11.55    13.06     12.47   1,134,775.52
------------------------------------------------------------------------------------------------------------------------------------
AlgerAmerican Growth Portfolio             10.00     10.65     15.55     20.51     17.24     14.99     9.91     13.21   1,147,661.68
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization        10.00     11.00     12.53     17.73     12.73      8.85     6.44      9.04     638,099.31
Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Equity Income Portfolio  10.00     10.84     11.93     12.51     13.38     12.54    10.27     13.20   1,458,610.93
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Growth Portfolio         10.00     10.71     14.74     19.97     17.54     14.24     9.82     12.86   1,247,702.59
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-High Income Portfolio    10.00     10.83     10.22     10.90      8.33      7.25     7.40      9.29     926,868.19
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund-Overseas Portfolio       10.00      9.45     10.51     14.78     11.79      9.16     7.20     10.19   1,064,456.93
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -Contrafund(R)Portfolio  10.00     10.95     14.04     17.20     15.84     13.71    12.26     15.53   1,052,447.55
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund -Index 500 Portfolio     10.00     10.88     13.77     16.37     14.64     12.69     9.73     12.32   2,313,638.44
------------------------------------------------------------------------------------------------------------------------------------
Strong Mid Cap Growth Fund                 10.00     11.26     14.29     26.76     22.48     15.34     9.45     12.51     639,147.81
------------------------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund II, Inc.           10.00     11.16     12.50     16.63     17.48     16.60    11.98     16.18     597,575.44
------------------------------------------------------------------------------------------------------------------------------------



     The following table sets forth, for each of the Subaccounts which began operations on August 3, 1998, the accumulation unit value on August 3, 1998, the accumulation unit values on December 31, 1998, 1999, 2000, 2001, 2002, and 2003, and the number of accumulation units outstanding on December 31, 2003.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Number of
                                       Accumu-    Accumu-    Accumu-    Accumu-    Accumu-    Accumu-    Accumu-    Accumu-
                                       lation     lation     lation     lation     lation     lation     lation     lation
                                       Unit       Unit       Unit       Unit       Unit       Unit       Unit       Units
                                       Value at   Value at   Value at   Value at   Value at   Value at   Value at   Outstanding
                                       8/3/98     12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   at 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth         10.00      10.96      12.76      11.25      10.17       8.08      10.31    767,740.19
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                   10.00      10.41      10.18      11.86      13.19      11.37      14.46    963,627.66
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Equity               10.00       9.69      13.06      10.84       8.64       6.96       9.09    228,845.55
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company                      10.00       9.98      14.21      12.43      11.27       8.71      11.68    118,426.03
----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners                   10.00      10.19      10.79      10.72      10.27       7.68      10.23    168,915.13
----------------------------------------------------------------------------------------------------------------------------------


The following table sets forth, for each of the Subaccounts which began operations on December 1, 2000, the accumulation unit value on December 1, 2000, the accumulation unit value on December 31, 2000, 2001, 2002 and 2003, and the number of accumulation units outstanding on December 31, 2003.


---------------------------------------------------------------------------------------------------------------------------
                                                      Accumu-    Accumu-     Accumu-     Accumu-     Accumu-    Number of
                                                      lation     lation      lation      lation      lation     Accumulation
                                                      Unit       Unit        Unit        Unit        Unit       Units
                                                      Value at   Value at    Value at    Value at    Value at   Outstanding
                                                      12/1/00    12/31/00    12/31/01    12/31/02    12/31/03   at 12/31/03
---------------------------------------------------------------------------------------------------------------------------
Sentinel VPT Growth Index Fund                           10.00       9.45       8.07       6.04        7.39     395,952.58
---------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                10.00      10.02       8.30       5.41        7.19     292,149.77
---------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.           10.00      10.00       7.64       5.35        6.65     159,344.69
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund Investment Grade Bond Portfolio        10.00      10.69      10.89      11.85       12.30   1,885,368.96
---------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Dynamics Fund                              10.00      10.58       7.26       4.88        6.63     381,357.65
---------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund                       10.00      10.07       9.12       6.79        8.56     534,106.75
---------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Technology Fund                            10.00      10.18       5.38       2.82        4.04     547,768.82
---------------------------------------------------------------------------------------------------------------------------



                        NATIONAL LIFE INSURANCE COMPANY,
                       THE VARIABLE ACCOUNT, AND THE FUNDS

NATIONAL LIFE INSURANCE COMPANY

         National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract's benefits. Financial Statements for National Life are contained in the Statement of Additional Information.

THE VARIABLE ACCOUNT

         The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law. National Life has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the Securities and Exchange Commission.

         The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life. Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

         Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable Account for each of the Fund options.

UNDERLYING FUND OPTIONS

         You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

         The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

         The Variable Account purchases and redeems shares of the portfolios at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Variable Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.


         Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this Prospectus. There is no assurance that any of the portfolios will meet their investment objectives. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the portfolios.


         Not all portfolios may be available in all states or in all markets.

         The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.


-------------------------------------------------- -------------------------- --------------------------------- --------------------
PORTFOLIO                                          TYPE OF FUND               INVESTMENT ADVISER                SUBADVISER
-------------------------------------------------- -------------------------- --------------------------------- --------------------
Sentinel Variable Products Trust:
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Common Stock Fund                               Large Value Equity         NL Capital Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Growth Index Fund                               Index Equity               NL Capital Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Mid Cap Growth Fund                             Mid Cap Growth Equity      NL Capital Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Money Market Fund                               Money Market               NL Capital Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Small Company Fund                              Small Blend Equity         NL Capital Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Bond Fund                                       Investment-Grade Bond      NL Capital Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Balanced Fund                                   Hybrid Equity and Debt     NL Capital Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
The Alger American Fund:
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Growth Portfolio - Class O Shares               Large Growth Equity        Fred Alger Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Leveraged AllCap Portfolio - Class O Shares     Growth Equity              Fred Alger Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   Small Capitalization Portfolio - Class O Shares Small Growth Equity        Fred Alger Management, Inc.       None
-------------------------------------------------- -------------------------- --------------------------------- --------------------
American Century Variable Portfolios, Inc.:
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   VP Income & Growth Portfolio                    Large Value Equity         American Century Investment       None
                                                                              Management, Inc.
-------------------------------------------------- -------------------------- --------------------------------- --------------------
   VP Value Portfolio                              Mid Cap Value Equity       American Century Investment       None
                                                                              Management, Inc.
-------------------------------------------------- -------------------------- --------------------------------- --------------------



                                       11



------------------------------------------------- ----------------------- --------------------------------- ------------------------
   VP Ultra Portfolio                             Large Growth Equity     American Century Investment       None
                                                                          Management, Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   VP Vista Portfolio                             Mid Cap Growth Equity   American Century Investment       None
                                                                          Management, Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   VP International Portfolio                     International Equity    American Century Investment       None
                                                                          Management, Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   VP Inflation Protection Portfolio              Fixed Income            American Century Investment       None
                                                                          Management, Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
Dreyfus:Variable Investment Fund
------------------------------------------------- ----------------------- --------------------------------- ------------------------
    Appreciation Portfolio                        Large Blend             The Dreyfus Corporation           Fayez Sarofim & Co.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
    Developing Leaders Portfolio                  Aggressive Growth       The Dreyfus Corporation           None
------------------------------------------------- ----------------------- --------------------------------- ------------------------
    Quality Bond Portfolio                        Investment Grade Bond   The Dreyfus Corporation           None
------------------------------------------------- ----------------------- --------------------------------- ------------------------
Dreyfus Socially Responsible Growth Fund, Inc.    Large Cap Growth        The Dreyfus Corporation           None
------------------------------------------------- ----------------------- --------------------------------- ------------------------
Fidelity Variable Insurance Products Funds:
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Equity-Income Portfolio                        Large Value Equity      Fidelity Management & Research    None
                                                                          Company
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Growth Portfolio                               Large Growth Equity     Fidelity Management & Research    None
                                                                          Company
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   High Income Portfolio                          Below Investment Grade  Fidelity Management & Research    None
                                                  Bond                    Company
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Overseas Portfolio                             International Equity    Fidelity Management & Research    FMR U.K., FMR Far East,
                                                                          Company                           and Fidelity
                                                                                                            international Investment
                                                                                                            Advisers
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Contrafund(R)Portfolio                          Large Growth Equity     Fidelity Management & Research    None
                                                                          Company
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Index 500 Portfolio                            Index Equity            Fidelity Management & Research    Geode Capital
                                                                          Company                           Management, LLC
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Investment Grade Bond Portfolio                Investment Grade Bond   Fidelity Management & Research    None
                                                                          Company
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Mid Cap Portfolio                              Mid Cap Blend           Fidelity Management & Research    None
                                                                          Company
------------------------------------------------- ----------------------- --------------------------------- ------------------------
Franklin Templeton Variable Insurance Products
Trust
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Class 2 shares, Mutual Shares Securities Fund  Mid Cap Value           Franklin Mutual Advisors, LLC     None
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Class 2 shares, Franklin Small Cap Value       Small Cap Value         Franklin Advisory Services, LLC   None
Securities Fund
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Class 2 shares, Franklin Small Cap Fund        Small Cap Growth        Franklin Advisors, Inc.           None
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Class 2 shares, Templeton Foreign Securities   Foreign                 Templeton Investment Counsel,     None
Fund                                                                      LLC
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Class 2 shares, Franklin Real Estate Fund      Sector Equity           Franklin Advisors, Inc.           None
------------------------------------------------- ----------------------- --------------------------------- ------------------------
AIM Variable Insurance Funds
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   INVESCO VIF-Dynamics Fund                      Mid Cap Growth Equity   A I M Advisors, Inc.              INVESCO Institutional
                                                                                                            (N.A.), Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   INVESCO VIF-Health Sciences Fund               Sector Equity           A I M Advisors, Inc.              INVESCO Institutional
                                                                                                            (N.A.), Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   INVESCO VIF-Technology Fund                    Sector Equity           A I M Advisors, Inc.              INVESCO Institutional
                                                                                                            (N.A.), Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
J.P. Morgan Series Trust II:
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   JP Morgan International Equity Portfolio       International Equity    J.P. Morgan Investment            None
                                                                          Management Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   JP Morgan Small Company Portfolio              Small Blend Equity      J.P. Morgan Investment            None
                                                                          Management Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
Neuberger Berman Advisers Management Trust
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Initial Class, Partners Portfolio              Large Value             Neuberger Berman Management,      None
                                                                          Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------
   Initial Class, Mid Cap Growth Portfolio        Mid Cap Growth Equity   Neuberger Berman Management,      None
                                                                          Inc.
------------------------------------------------- ----------------------- --------------------------------- ------------------------

                                       12


------------------------------------------------- -------------------------- --------------------------------- ------------------
   S-Series Class, Fasciano Portfolio             Small Cap Blend            Neuberger Berman Management,      None
                                                                             Inc.
------------------------------------------------- -------------------------- --------------------------------- ------------------
   Initial Class, Limited Maturity Portfolio      Short-Term                 Neuberger Berman Management,      None
                                                                             Inc.
------------------------------------------------- -------------------------- --------------------------------- ------------------
Scudder:
------------------------------------------------- -------------------------- --------------------------------- ------------------
   Class B shares, Dreman High Return             Large Value                Deutsche Investment Management    Dreman Value
                                                                             Americas, Inc.                    Management, LLC
------------------------------------------------- -------------------------- --------------------------------- ------------------
   Class B shares, Dreman Small Cap Value         Small Cap Value            Deutsche Investment Management    Dreman Value
                                                                             Americas, Inc.                    Management, LLC
------------------------------------------------- -------------------------- --------------------------------- ------------------
Strong Variable Insurance Funds, Inc.
------------------------------------------------- -------------------------- --------------------------------- ------------------
   Mid Cap Growth Fund II                         Mid Cap Growth Equity      Strong Capital Management, Inc.   None
------------------------------------------------- -------------------------- --------------------------------- ------------------
Strong Opportunity Fund II, Inc.                  Mid Cap Blend              Strong Capital Management, Inc.   None
------------------------------------------------- -------------------------- --------------------------------- ------------------
T. Rowe Price
------------------------------------------------- -------------------------- --------------------------------- ------------------
    II Class shares, Equity Income Portfolio      Large Value                T. Rowe Price Associates, Inc.    None
------------------------------------------------- -------------------------- --------------------------------- ------------------
    II Class shares, Blue Chip Growth Portfolio   Large Growth               T. Rowe Price Associates, Inc.    None
------------------------------------------------- -------------------------- --------------------------------- ------------------
    II Class shares, Health Sciences Portfolio    Sector Equity              T. Rowe Price Associates, Inc.    None
------------------------------------------------- -------------------------- --------------------------------- ------------------


OTHER INFORMATION


         CONTRACTUAL ARRANGEMENTS. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or distributor pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts. These percentages may differ and we may be paid a greater percentage by some investment advisers or distributors than other advisers or distributors. These agreements reflect administrative services we provide. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contract. The amount of this compensation with respect to the Contract during 2003 ranged from $1,925 to $92,082 per adviser, and the percentages of assets ranged from 0.05% to 0.25%. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds' Investment Advisors or Distributors" in the Statement of Additional Information.



         In addition, our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

         CONFLICTS OF INTEREST. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Fund or Funds which are involved in the conflict.


                   DETAILED DESCRIPTION OF CONTRACT PROVISIONS

         We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

ISSUANCE OF A CONTRACT

         The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

         In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI"), the principal underwriter of the Contracts or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

         If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

         TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one variable annuity contract for another in a "tax-free exchange" under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

        What this means for you: When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

PREMIUM PAYMENTS

         THE INITIAL PREMIUM PAYMENT. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3000.

         SUBSEQUENT PREMIUM PAYMENTS. Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for Individual Retirement Annuities). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For Contracts purchased in the States of Oregon and Massachusetts, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.

         The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request at our Home Office before 4:00 p.m. Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.


         ALLOCATION OF NET PREMIUM PAYMENTS. In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see "Telephone Transaction Privilege", below). ). However, if your Contract is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, making a change to your premium allocations on your own will be treated as a termination of your Contract's participation in the Illuminations program.

         The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our home office from your agent's broker-dealer.

         If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.


         We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent's selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares. The net asset value of the shares purchased are converted into Accumulation units.


         The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

         We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life's affiliate, Life Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

TRANSFERS

         You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See "Telephone Transaction Privilege", below. Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, currently 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See "Payments," below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts", below.

         We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.


         You may, (only one each year and within 45 days after the end of the calendar year) transfer a portion of the unloaned value in the Fixed Account to the Variable Account. Prior to the end of the calendar year, we determine the maximum percentage that may be transferred from the Fixed Account. This percentage will be at least 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or the Guaranteed Account for at least one year before it may be transferred back to the Fixed Account.


         For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.


         We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

         We have no current intention to impose a transfer charge in the foreseeable future. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of twelve transfers in any one Contract Year. See "Transfer Charge", below.

         If your Contract is in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, you will be allowed to implement fund transfers. Please note, however, if you implement fund transfers, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

         MARKET TIMING. The Contracts are intended for long-term investment by Owners. Excessive, short-term trading practices which attempt "market timing" may disrupt portfolio management strategies and harm the performance of the underlying Funds. As a result, National Life reserves the right to reject any Premium Payment or transfer instructions, if an Owner has a history of excessive short-term trading or if in National Life's judgment, an Owner's trading has been or may be disruptive to an underlying Fund. We will notify you if we reject a transfer request.


         National Life seeks to identify excessive short-term trading by several methods. First, its Variable Products Services personnel monitor daily net purchases and redemptions at the fund level, focusing on larger transactions and watching for patterns in trades, especially in the funds investing in foreign securities. In addition, these personnel review a number of reports at the end of each month from the Contracts' administrative system, which help to identify such excessive short-term trading. These include the Market Timer YTD Report, which shows all Contract Owners who have traded 2 or more times in the calendar year to date, the Market Timer Summary Report, which shows all Contract Owners who traded in the current month sorted by number of trades, and the Market Timer Detail Report, showing all trades (dates, amounts, funds) by Contract for the current month. A list of Contract Owners identified as having engaged in such activity is maintained, which includes a record of warnings or other actions taken with such Contract Owner. Contracts engaged in market timing will be contacted in writing and informed that instructions for such trades will not be accepted in the future, and the Contract will be marked on the administrative system so that the system will have to be overridden by Variable Products Services staff to process any transfers. National Life does not allow exceptions to these procedures.

VALUE OF A VARIABLE ACCOUNT ACCUMULATION UNIT

         We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR. Each Subaccount of the Variable Account has its own Net Investment Factor.

  o The Net Investment Factor measures the daily investment performance of that Subaccount.

  o The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

  o Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares, because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

         Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (the Market Street Money Market Portfolio).

  DETERMINING THE CONTRACT VALUE

         The Contract Value is the sum of:

  1)  the value of all Variable Account Accumulation Units, plus

  2)  amounts allocated and credited to the Fixed Account, plus

  3)  amounts allocated and credited to a Guaranteed Account, minus

  4)  any outstanding loans on the Contract and accrued interest on such loans.

         When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to Contingent Deferred Sales Charges, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

ANNUITIZATION

         MATURITY DATE. The Maturity Date is the date on which annuity payments are scheduled to begin. You select the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant's 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments.

         If you request in writing (see "Ownership Provisions", below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract's Maturity Date to any date before the 30 day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract's Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See "The Guaranteed Accounts," below.

         ELECTION OF PAYMENT OPTIONS. You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

         If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment Options available are described below.

         FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

ANNUITIZATION - VARIABLE ACCOUNT

         We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

  o Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account;

  o To establish the number of Annuity Units representing each monthly annuity payment, the dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

  o The number of Annuity Units remains fixed during the annuity payment period;

  o The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

  o The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

          Once payments have begun, future payments will not reflect any changes in mortality experience.

         VALUE OF AN ANNUITY UNIT. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor", above).

         ASSUMED INVESTMENT RATE. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

ANNUITIZATION - FIXED ACCOUNT

         A Fixed Annuity is an annuity with payments which are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

         We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

ANNUITY PAYMENT OPTIONS

         Any of the following Annuity Payment Options may be elected:

         OPTION 1-PAYMENTS FOR A STATED TIME. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

         OPTION 2-PAYMENTS FOR LIFE-An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being. It would be possible under this option for the payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

         OPTION 3-PAYMENTS FOR LIFE WITH PERIOD CERTAIN-GUARANTEED - An annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

         We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

         Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

         Qualified Contracts (except Roth IRA's before the Owner's death) are subject to the minimum distribution requirements set forth in the Code.

         Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under Payment Option 1, you may also fully surrender the Contract at any time. A surrender is subject to any applicable Contingent Deferred Sales Charge at the time of the surrender.

  STRETCH ANNUITY PAYMENT OPTION

         We offer the Stretch Annuity Payment Option to Contracts which have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

         Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

         Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

         You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

DEATH OF OWNER

         If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

         The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

                  (a) the Contract Value, or

                  (b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and in each case minus any applicable premium tax charge to be assessed upon distribution.

         For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

         The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

         For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit.

         Unless the Beneficiary is the deceased Owner's (or Joint Owner's) spouse, the Death Benefit must be distributed within five years of such Owner's death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner's death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

         Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

DEATH OF ANNUITANT PRIOR TO THE ANNUITIZATION DATE

         If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant's death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

         In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive at our home office in writing:

  (1) due proof of the Annuitant's or an Owner's (or Joint Owner's) death;

  (2) an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

  (3) any form required by state insurance laws.

         If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

GENERATION-SKIPPING TRANSFERS

         We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

         A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

OWNERSHIP PROVISIONS

         Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

         Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see "Federal Income Tax Considerations", below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of Owner must be (1) made by proper written application, (2) received and recorded by National Life at its Home Office, and
(3) may include a signature guarantee as specified in the "Surrender and Withdrawal" provision below. The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.

         The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner, and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.


                             CHARGES AND DEDUCTIONS

         All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to Contingent Deferred Sales Charges, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

         We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

  o   processing applications for and issuing the Contracts;

  o processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

  o   maintaining records;

  o   administering annuity payouts;

  o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  o   reconciling and depositing cash receipts;

  o   providing Contract confirmations;

  o   providing toll-free inquiry services; and

  o   furnishing telephone transaction privileges.

      The risks we assume include:

  (1) the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

  (2) the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

  (3) the risk that more Owners than expected will qualify for and exercise waivers of the Contingent Deferred Sales Charge; and

  (4) the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).


         The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Contingent Deferred Sales Charge collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

      We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

CONTINGENT DEFERRED SALES CHARGE

         We may pay a commission up to 6.5% (7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a Contingent Deferred Sales Charge ("CDSC").

         The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

         The CDSC applies to Net Premium Payments as follows:

NUMBER OF COMPLETED               CONTINGENT DEFERRED            NUMBER OF COMPLETED             CONTINGENT DEFERRED
YEARS FROM DATE OF                SALES CHARGE                   YEARS FROM DATE OF              SALES CHARGE
NET PREMIUM PAYMENT               PERCENTAGE                     NET PREMIUM PAYMENT             PERCENTAGE
         0                              7%                                4                            3%
         1                              6%                                5                            2%
         2                              5%                                6                            1%
         3                              4%                                7                            0%

         In any Contract Year after the first Contract Year (except in the states referred to in the last sentence of this paragraph), you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC. In the first Contract Year a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each Premium Payment for each completed month since each Premium Payment. Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see "Available Automated Fund Management Features-Systematic Withdrawals", below), or by making a Withdrawal which is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. You may be subject to a tax penalty if you take Withdrawals prior to age 59 1/2 (see "Federal Income Tax Considerations", below). In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

  In addition, no CDSC will be deducted:

  (1) upon the Annuitization of Contracts,

  (2) upon payment of a death benefit pursuant to the death of the Owner, or

  (3) from any values which have been held under a Contract for at least 84 months.

         No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

         When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

         (a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

         (b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

         We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

         We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

ANNUAL CONTRACT FEE

      For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.00. This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

TRANSFER CHARGE

      Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under "Transfers" (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date; see "The Guaranteed Accounts," below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. We would not anticipate making a profit on any future transfer charge.

      If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the twelve free transfers in any Contract Year.

PREMIUM TAXES

         If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

CHARGE FOR OPTIONAL ENHANCED DEATH BENEFIT RIDER

         Annual charges are made if you elect the optional Enhanced Death Benefit Rider. See "Optional Enhanced Death Benefit Rider," below. The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted. The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis. After such Contract Anniversary, we will discontinue the charge. We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

OTHER CHARGES

         The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in "Underlying Fund Annual Expenses" above.

         More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

           We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Contracts. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See "Distribution of Contracts", below).

                         CONTRACT RIGHTS AND PRIVILEGES

FREE LOOK


         You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.


         In the case of IRA's and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

         In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

         The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

LOAN PRIVILEGE - TAX SHELTERED ANNUITIES

         Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

         If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see "The Guaranteed Accounts", below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities or other Qualified Contracts, including this Contract, exceed the lesser of:

  (a) 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities or other Qualified Contracts (or $10,000 if greater); or

  (b) $50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.


         If you take a loan from your Contract, it will not eligible for the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, while the loan is outstanding. If your Contract is participating in the Illuminations program, then you would first have to terminate the Contract's participation in Illuminations before being able to take a loan.


         All loans will be made from the Collateral Fixed Account. When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

      Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract's fixed account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.


         Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

  - the Moody's Corporate Bond Yield Average - Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or
  -   4%.

         The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.


         Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a "billing window" defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.


         Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement, are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date. The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

         Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

         If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

         If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract which would otherwise qualify as a transfer as permitted in the Code.

         Loans may also be subject to additional limitations or restrictions under the terms of the employer's plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), a loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

         If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRA's, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

SURRENDER AND WITHDRAWAL

         At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. "Proper written application" means that you must request the surrender in writing and include the Contract. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

         We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value will reflect any applicable CDSC (see "Contingent Deferred Sales Charge", above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see "Premium Taxes", above). The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

         We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.


         At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner's investment advisor. At least $3500 in Cash Surrender Value must remain after any Withdrawal. However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3500 in Contract Value must remain after any Withdrawal.


         Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See "Contingent Deferred Sales Charge", above. However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington) of each premium payment for each completed month since each Premium Payment. For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see

"Available Automated Fund Management Features-Systematic Withdrawals" below). Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the CDSC.

         Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see "The Guaranteed Accounts - Market Value Adjustment", below).

         Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount which is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.


      If your Contract is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations. However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Contract Value will be rebalanced back to the recommended model.



      A Surrender or a Withdrawal may have tax consequences. See "Federal Income Tax Considerations", below.

PAYMENTS

         We will pay any funds surrendered or withdrawn from the Variable Account within 7 days of receipt of such request at our Home Office. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

  (1) when the New York Stock Exchange ("Exchange") is closed,
  (2) when trading on the Exchange is restricted,
  (3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or
  (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.

The rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist.

      In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

         We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account which are payable as a result of a Surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

           If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SURRENDERS AND WITHDRAWALS UNDER A TAX-SHELTERED ANNUITY CONTRACT

         Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

  (a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

          1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m)(7)); or

          2. in the case of hardship (as defined for purposes of Code Section 401 (k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

  (b) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

          1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

          2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

          3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

  (c) Any Distribution other than the above, including exercise of a contractual ten-day free look provision (when available) may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.

         A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)(11) and Revenue Ruling 90-24. Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

         The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.

TELEPHONE TRANSACTION PRIVILEGE

      If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or portfolio rebalancing, terminate or make changes in your Illuminations investment advisory program, if your Contract is participating, and in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

      We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

(1) requiring some form of personal identification prior to acting on instructions received by telephone,

(2) providing written confirmation of the transaction, and

(3) making a tape recording of the instructions given by telephone.

      Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

         Please note that the Contracts are intended for long-term investment by Owners. Excessive, short-term trading practices which attempt "market timing" may disrupt portfolio management strategies and harm the performance of the underlying Funds. As a result, National Life reserves the right to reject any transfer instructions, if an Owner has a history of excessive short-term trading or if in National Life's judgment, an Owner's trading has been or may be disruptive to an underlying Fund.

         If, on a Contract that is participating in the Illuminations program, you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing from the Portfolio Rebalancing program included within Illuminations, your Contract's participation in the Illuminations program will terminate.


OPTIONAL "ILLUMINATIONS" INVESTMENT ADVISORY SERVICE


         Beginning May 1, 2004, National Life makes available to all Sentinel Advantage Variable Annuity Contract Owners, subject to the minimums described below, at no cost to the Owner, an optional investment advisory service which National Life calls "Illuminations". Under this program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which it determines and maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance. Illuminations is available at the issue of new Contract if the initial Premium Payment is at least $50,000, or it is expected that at least $50,000 will be paid from all sources, including the initial Premium Payment and funds deposited from the section 1035 exchange of another contract. After issue of a Contract, Illuminations is available if the total Premium Payments under the Contract have been at least $50,000.
Section 403(b) Tax-Sheltered Annuity Contracts will not be eligible to add Illuminations to the Contract if a loan is outstanding on the Contract, and once in the Illuminations program, will not be able to take a loan on the Contract unless they first terminate participation in Illuminations.

         If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Contract, including the ability to designate particular funds or types of funds that should not receive allocations of Contract Value from your Contract. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Contract which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated PRO RATA among the other funds in your model. At the implementation of your Illuminations program, your will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Contract Value among the Funds.


         FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Contract, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

         Further information regarding FundQuest and the Illuminations program is included in Part II of FundQuest's Form ADV, which will be provided to Contract Owners when they elect to participate in Illuminations.

         Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Contract's subaccount allocation, all the transactions made within your Contract, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

         In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

         Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Contract, unless you specifically elect to begin a Portfolio Rebalancing feature described under section below entitled "Available Automated Fund Management Features".

         If, while your Contract is participating in the Illuminations program, you should need or want to make a Withdrawal from your Contract, and you allocate the Withdrawal pro rata among the subaccounts in the Contract, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations. However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

         While your Contract is in the Illuminations program, you will be allowed to implement fund transfers, but if you do so, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

         While your Contract is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Contract's participation in the Illuminations program.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued. Only one of Dollar Cost Averaging and Portfolio Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

      DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us.

      If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds. This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

       This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

       While your Contract is in the Illuminations program described in the section immediately above, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Contract's participation in the Illuminations program.

      PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

      In Contracts utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer takes place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or twelve months after the Date of Issue and continues on each Monthly Contract Date three, six or twelve months thereafter. Contracts electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or twelve months thereafter. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form.

      If you change the Contract's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

      Portfolio Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts which have had relatively unfavorable investment performance. Portfolio rebalancing does not guarantee a profit or protect against a loss.

      While your Contract is in the Illuminations program described in the section immediately above, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program.

         SYSTEMATIC WITHDRAWALS. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59 1/2. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3500 or less). If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3500 will not be processed. You may discontinue systematic Withdrawals at any time by notifying us in writing.

      A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in "Contingent Deferred Sales Charge", above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see "Contingent Deferred Sales Charge," above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

         Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These systematic Withdrawals are limited to monthly systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These systematic Withdrawals will not be subject to a CDSC. The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.

CONTRACT RIGHTS UNDER CERTAIN PLANS

      Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                                THE FIXED ACCOUNT

         Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 ("Securities Act"), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

         The Contract Value held in the Fixed Account which is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state's law. For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for twelve months. In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

         Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

         National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

        For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

ENHANCED FIXED ACCOUNT

        During special promotional periods (the "offer period"), we may make available to the Contracts a special Fixed Account Option, called the "Enhanced Fixed Account". The Enhanced Fixed Account, when available, allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account which declines over time as funds are moved into the Variable Account.

        During an offer period (which will be from time to time at our discretion), the Enhanced Fixed Account will be available to new and existing Contract Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time of the offer. Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallife.com.

         We may make more than one offer with respect to an Enhanced Fixed Account at the same time. If we do, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

        We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

        The Enhanced Fixed Account will be part of the Fixed Account described above.

        Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

        The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner's then-current premium allocation.

        Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

         Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

        This program is not available simultaneously with Dollar Cost Averaging or Portfolio Rebalancing, but is available with Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

        During the offer period we may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

        We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required, if they are received after the end of the offer period, or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5%. The Enhanced Fixed Account will not be available in the State of Washington.


                             THE GUARANTEED ACCOUNTS

        Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for 7 and 10 year periods.

         Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life's general account, which supports its insurance and annuity obligations.

INVESTMENTS IN THE GUARANTEED ACCOUNTS


         You may invest in a Guaranteed Account by allocating Net Premium Payments to the Guaranteed Account of the desired 7 or 10 year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired 7 or 10 year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under "Transfers" above for transfers from the Fixed Account to the Variable Account.

         All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

         You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract's Maturity Date.

         Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of the Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this Prospectus as a "market value adjustment" will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

         Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.


         We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

TERMINATION OF A GUARANTEED ACCOUNT

         The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to the Guaranteed Account. For example, if Contract Value is transferred to a 7 year Guaranteed Account on May 1, 2004, the termination date for this Guaranteed Account is May 1, 2011, or the next following Valuation Day if May 1, 2011 is not a Valuation Day.

         We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for the Guaranteed Account. During the 30 day period prior to the termination date (the "30 day window"), you may provide instructions to reinvest the Contract Value in the Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30 day window. In the event that you do not provide instructions during the 30 day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in the Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option whenever you like.

MARKET VALUE ADJUSTMENT

         Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30 day window as an "MVA Withdrawal") from the Guaranteed Account prior to the 30 day window before its termination date.

         We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30 day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

         A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

         Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account are higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract's minimum guaranteed interest rate. For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract. For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

         We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

                  ((1+i)/(1+j+c))n/12 - 1
      where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration. n = the number of whole months until the termination date of the Guaranteed Account j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.
c = a constant, .0025 in most jurisdictions.

      or

      (2) the amount initially deposited into the Guaranteed Account times:

      ((1+k)d/365 - (1 + g)d/365) - the sum of all  [TRANSFERT((1+k)e/365 -(1 +
      g)e/365)]


      where

 k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TRANSFERT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed). g= your Contract's guaranteed minimum interest rate.

    If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

    A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:
           - any MVA Withdrawal during the 30 day window
           - Death Benefit proceeds - your Contract on its Maturity Date; or
           - any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.
EXAMPLES

Example #1:

     Original Deposit:  $10,000
     Original Deposit Date:  May 1, 2004
     The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.5%.

     On May 1, 2006, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 1, 2004 for seven year periods was 3.15%. The j rate available for five year periods on May 1, 2006 is 2.75%. The contract's minimum guaranteed interest rate is 1.5%. There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2006 is $10,712.25. (10,000 x 1.0352).

     The first part of the market value adjustment formula gives:

     $10,712.25 x(((1+0.0315)/(1+0.0275+.0025))60/12 - 1) =  $78.23.

     The second part of the market value adjustment formula gives:

     $10,000 x ((1 + 0.035)730/365 - (1 + 0.015)730/365) = $410.00

     The amount of the market value adjustment is the lesser of the absolute value of the first part, $78.23, and of the second part, $410.00. Since the result of the first part is positive, the market value adjustment is an increase in Contract Value.

     The amount of the transfer will be $10,712.25 + 78.23 = $10,790.48.

EXAMPLE #2
     Original Deposit:  $10,000
     Original Deposit Date:  May 1, 2004
     The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 3.5%.

     On May 1, 2006, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of May 1, 2004 for seven year periods was 3.15%. The j rate available for five year periods on May 1, 2006 is 3.75%. The contract's minimum guaranteed interest rate is 1.5%. There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2006 is $10,712.25. (10,000 x 1.0352).

     The first part of the market value adjustment formula gives:

     $10,712.25 x (((1+0.0315)/(1+0.0375+.0025))60/12 - 1) = -$430.66.

     The second part of the market value adjustment formula gives:

     $10,000 x (( 1 + 0.035 )730/365 - ( 1 + 0.015 )730/365 ) = $410.00

     The amount of the market value adjustment is the lesser of the absolute value of the first part, $430.66, and of the second part, $410.00. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

     The amount of the transfer will be $10.712.25 - $410.00 = $10,302.25.

     Note that the amount $10,302.25 is $10,000 accumulated for two years at 1.5%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.5%. Had the market value adjustment been positive in this example, it still would have been restricted to $410.00.

  OTHER MATTERS RELEVANT TO THE GUARANTEED ACCOUNTS

         If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

         If you own a section 403(B) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.


         The Guaranteed Accounts are not available in the states of Washington and Oregon. In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.


  PRESERVER PLUS PROGRAM

         Under this program, you may place a portion of a Net Premium Payment into a 7 year or 10 year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

        Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from the Guaranteed Account prior to the end of the guarantee period.

                      OPTIONAL ENHANCED DEATH BENEFIT RIDER

         You may choose to include the Enhanced Death Benefit Rider in your Contract. The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81on an age on nearest birthday basis ( or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization. The Enhanced Death Benefit will equal the highest of:

         (a)   the basic Death Benefit as described above; and

         (b) the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

         We calculate this as of the date we receive due proof of death. Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see "Premium Taxes, above).

         If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

         The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract. It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added, and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

         The annual charge for this Rider is 0.20% of Contract Value. After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See "Charge for Optional Enhanced Death Benefit Rider", above.

         It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

         We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See "Death of Owner", above.


                       OPTIONAL ACCELERATED BENEFIT RIDERS

          If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

         The covered person is the Owner, unless the Owner is not a person, in which case the covered person is the Annuitant. If there are Joint Owners, then each are considered covered persons. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

         These Riders may not be available in all states and its terms may vary by state. These Riders will not be available in New York, Texas, Virginia and Washington. As of the date of this Prospectus, California, Oregon and Pennsylvania have not yet approved these Riders. Connecticut, Kansas, Louisiana, Minnesota, New Jersey, South Carolina and Utah only allow the terminal illness portion of the Riders.

         Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract. See "Federal Income Tax Considerations", below.


                        FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

         If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

TAXATION OF NON-QUALIFIED CONTRACTS

         NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

         The following discussion generally applies to Contracts owned by natural persons.

         WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

         PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

  --  made on or after the taxpayer reaches age 59 1/2

  --  made on or after the death of an Owner;

  --  attributable to the taxpayer's becoming disabled; or

  -- made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

         TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

         TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

         WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

         The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

         INDIVIDUAL RETIREMENT ACCOUNTS (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

         SIMPLE IRAS permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

         ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

         CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         SECTION 457 PLANS, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

         OTHER TAX ISSUES. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

         Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

         "Eligible rollover distributions" from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to non-taxable distributions if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, Section 403(b) plan, IRA or to a governmental section 457 plan that agrees to separately account for rollover contributions.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

         We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

         For additional information relating to the tax status of the Contract, see the Statement of Additional Information.


                                GENDER NEUTRALITY

         In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983. Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

         The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.


                                  VOTING RIGHTS

         Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

         In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

         The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner's interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

         We determine the number of shares which a person has the right to vote on a date we choose not more than 90 days prior to the meeting of the Fund. We solicit voting instructions by written communication at least 21 days prior to such meeting.

         We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account.

         Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.


                           CHANGES TO VARIABLE ACCOUNT

         We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this Prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.



                          DISTRIBUTION OF THE CONTRACTS


         We have entered into a distribution agreement with ESI for the distribution and sale of the Contracts. ESI is an SEC-registered broker-dealer firm and is a member of the National Association of Securities Dealers, Inc. More information about ESI and its registered persons available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. ESI is a wholly-owned subsidiary of National Life. It distributes a full line of securities products, including mutual funds, unit investment trusts, and variable insurance contracts, and provides individual securities brokerage services. You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer which has a selling agreement with ESI. The maximum payment to a dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the dealer concession, or commission, may vary. These promotional periods will be determined by National Life and the maximum dealer concession paid during these periods will not exceed 7.0%. We will pay the dealer concession, at the election of the registered representative, either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both. Registered representatives of ESI may also be eligible for bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. From time to time we may also offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent's broker-dealer. A portion of the payments made to selling broker-dealers will be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

         Commissions and other incentives or payments described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commission and other sales expenses through fees and charges deducted under the Contract.

         The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.



                              FINANCIAL STATEMENTS

        National Life's financial statements as of and for the years ended December 31, 2003 and 2002, which are included in the Statement of Additional Information, should be considered only as bearing on National Life's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


                             STATEMENTS AND REPORTS

         National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change. National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner's Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.



                                 OWNER INQUIRIES

         Owner inquiries may be directed to National Life Insurance Company by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.



                                LEGAL PROCEEDINGS

                  The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account. ESI is not engaged in any litigation of any material nature.

                                    GLOSSARY

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

ANNUITIZATION - The period during which annuity payments are received.

ANNUITIZATION DATE - The date on which annuity payments commence.

ANNUITY PAYMENT OPTION - The chosen form of annuity payments. Several options are available under the Contract.

ANNUITY UNIT - An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

CASH SURRENDER VALUE - An amount equal to Contract Value, minus any applicable Contingent Deferred Sales Charge, minus any applicable premium tax charge.

CHOSEN HUMAN BEING - An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

CODE - The Internal Revenue Code of 1986, as amended.

COLLATERAL FIXED ACCOUNT - The portion of the Fixed Account which holds value that secures a loan on the Contract.

CONTRACT ANNIVERSARY - An anniversary of the Date of Issue of the Contract.

CONTRACT VALUE - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

CONTRACT YEAR - Each year the Contract remains in force commencing with the Date of Issue.

DATE OF ISSUE - The date shown as the Date of Issue on the Data Page of the Contract.

DEATH BENEFIT - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

DISTRIBUTION - Any payment of part or all of the Contract Value.

FIXED ACCOUNT - The Fixed Account is part of National Life's general account and Guaranteed Accounts. made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

FIXED ANNUITY - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

FUND - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

GUARANTEED ACCOUNT - A Guaranteed Account is part of National Life's general account. We guarantee a specified interest rate for the entire time an investment remains in the Guaranteed Account.

INDIVIDUAL RETIREMENT ANNUITY (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

INVESTMENT COMPANY ACT - The Investment Company Act of 1940, as amended from time to time.

JOINT OWNERS - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to "Owner" in this prospectus will apply to both of the Joint Owners.

MATURITY DATE - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life's approval.

MONTHLY CONTRACT DATE - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

NON-QUALIFIED CONTRACT - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 408A (Roth IRA's), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

OWNER ("YOU") - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

PAYEE - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

PREMIUM PAYMENT - A deposit of new value into the Contract. The term "Premium Payment" does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

NET PREMIUM PAYMENTS - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

QUALIFIED CONTRACT - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRA's), 408A (Roth IRA's), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

SUBACCOUNTS - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds. Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

TAX-SHELTERED ANNUITY - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

VALUATION DAY - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

VALUATION PERIOD - The time between two successive Valuation Days.

VARIABLE ACCOUNT -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

VARIABLE ANNUITY - An annuity the accumulated value of which varies with the investment experience of a separate account.

WITHDRAWAL - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



Additional Contract Provisions...........................................1
         The Contract....................................................1
         Misstatement of Age or Sex......................................1
         Dividends.......................................................1
         Assignment......................................................1
Contractual Arrangements Between National Life and the Funds.............1
Tax Status of the Contracts..............................................2
Distribution of the Contracts............................................3
Safekeeping of Account Assets............................................4
State Regulation.........................................................4
Records and Reports......................................................4
Legal Matters............................................................4
Experts  4
Other Information........................................................4
Financial Statements.....................................................4
Financial Statements....................................................F-1



The Statement of Additional Information contains more detailed information about the Contracts than is contained in this Prospectus. The Statement of Additional information is incorporated by reference into this Prospectus and is legally a part of this Prospectus.

                         NATIONAL LIFE INSURANCE COMPANY
                      NATIONAL VARIABLE ANNUITY ACCOUNT II




                  SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT
                       STATEMENT OF ADDITIONAL INFORMATION







                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604





           This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Advantage Variable Annuity Contract ("Contract") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2004 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Contract are incorporated in this Statement of Additional Information.



                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.







                                Dated May 1, 2004

                                TABLE OF CONTENTS



Additional Contract Provisions.............................................1
         The Contract......................................................1
         Misstatement of Age or Sex........................................1
         Dividends.........................................................1
         Assignment........................................................1
Contractual Arrangements Between National Life and the Funds'..............1
Tax Status of the Contracts................................................2
Distribution of the Contracts..............................................3
Safekeeping of Account Assets..............................................4
State Regulation...........................................................4
Records and Reports........................................................4
Legal Matters..............................................................4
Experts  ..................................................................4
Other Information..........................................................4
Financial Statements.......................................................4
Financial Statements......................................................F-1

                         ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

         The entire contract is made up of the Contract and the application. The statements made in the application are deemed representations and not warranties. National Life Insurance Company ("National Life", or "we") cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

MISSTATEMENT OF AGE OR SEX

         If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

DIVIDENDS

      The Contract is participating; however, no dividends are expected to be paid on the Contract. If dividends are ever declared, they will be paid in cash.

ASSIGNMENT

         Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by National Life at its Home Office of a written notice executed by the Owner. National Life assumes no responsibility for the validity or tax consequences of any assignment. National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

         Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. Qualified Contracts are not eligible for assignment.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS' INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Contracts. The amount of this compensation with respect to the Contracts during 2003, which is based upon the indicated percentages of assets of each Fund attributable to the Contracts, is shown below:

--------------------------------------------------------------- ---------------------- ---------------------------------
                      Portfolios of the                              % of Assets       Revenues National Life Received
                                                                                                 During 2003
--------------------------------------------------------------- ---------------------- ---------------------------------
Alger American Fund                                                       0.10%                     $19,065
--------------------------------------------------------------- ---------------------- ---------------------------------
American Century Variable Portfolios, Inc.                                0.25%1                    $34,186
--------------------------------------------------------------- ---------------------- ---------------------------------
Dreyfus                                                                   0.20%                       $0
--------------------------------------------------------------- ---------------------- ---------------------------------
Fidelity VIP Funds                                                        0.10%2                    $92,082
--------------------------------------------------------------- ---------------------- ---------------------------------
Franklin Templeton                                                        0.35%3                     none(4)
--------------------------------------------------------------- ---------------------- ---------------------------------
AIM Variable Insurance Funds                                              0.25%                     $16,771
--------------------------------------------------------------- ---------------------- ---------------------------------
J.P. Morgan Series Trust II                                               0.20%                     $ 5,250
--------------------------------------------------------------- ---------------------- ---------------------------------
Neuberger Berman Advisers Management Trust                                0.15%5                    $ 1,925
--------------------------------------------------------------- ---------------------- ---------------------------------
Scudder                                                                   0.40%3                     none(4)
--------------------------------------------------------------- ---------------------- ---------------------------------
Strong VIF and Opportunity Fund II                                        0.20%                     $36,813
--------------------------------------------------------------- ---------------------- ---------------------------------
T. Rowe Price                                                             0.25%(6)                   none(4)
--------------------------------------------------------------- ---------------------- ---------------------------------

         (1)0.10% on the VP Inflation Protection Portfolio.

         (2)0.05% with respect to the Index 500 Portfolio.

         (3)Includes 0.25% payable under the Fund's 12b-1 Plan.

         (4)Did not become available within the Policy until May 1, 2004.

         (5)The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to National Life or its affiliate.

         (6)The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.


                           TAX STATUS OF THE CONTRACTS


         Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

         DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.


         OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.


         REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of a owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

         The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

         Other rules may apply to Qualified Contracts.


                          DISTRIBUTION OF THE CONTRACTS

Equity Services, Inc. ("ESI") is responsible for distributing the Contracts pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Contracts. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Contracts to the public on a continuous basis through ESI. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ESI offers the Contracts through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts.

Commissions paid on the Contracts, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract.

ESI received sales compensation in connection with the Contracts in the following amounts during the periods indicated:

----------------- ------------------------------------------- --------------------------------------------------------
Fiscal Year       Aggregate Amount of Commissions Paid to     Aggregate Amount of Commissions Retained by ESI After
                  ESI*                                        Payments to its Registered Persons and Other
                                                              Broker-Dealers
----------------- ------------------------------------------- --------------------------------------------------------
2001              $5,227,294                                  $349,964
----------------- ------------------------------------------- --------------------------------------------------------
2002              $6,036,999                                  $341,859
----------------- ------------------------------------------- --------------------------------------------------------
2003              $3,032,880                                  $264,658
----------------- ------------------------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of ESI.

Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Contracts sold through ESI registered representatives.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

                          SAFEKEEPING OF ACCOUNT ASSETS

        National Life holds the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

         Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

                                STATE REGULATION

        National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                               RECORDS AND REPORTS

        National Life will maintain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

                                  LEGAL MATTERS

         All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life's authority to issue the Contracts, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

                                     EXPERTS


         The financial statements of National Life as of and for the years ended December 31, 2003 and 2002, and the financial statements of the Variable Account as of and for the years ended December 31, 2003 and 2002, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent accountants, of 125 High Street, Boston, Massachusetts 02110 , as set forth in their report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.


                                OTHER INFORMATION

        A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

                              FINANCIAL STATEMENTS

       The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                        NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 2003 and 2002

                                                   PRICEWATERHOUSECOOPERS LLP
                                                   125 H ~ g h Street
                                                   Boston M A 02 1 10
                                                   Telephone (617) 530
                                                   5000 Facsimlle (617) 530 5001




                         Report of Independent Auditors



 To the Board of Directors and Stockholders of National
 Life lnsurance Company:


 In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in equity, and of cash flows present fairly, in all material respects, the financial position of National Life lnsurance Company and its subsidiaries (National
 Life) at December 31, 2003 and 2002, and the results of their operations and their cash flows for the three years ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

 As discussed in note 2 to the consolidated financial statements, National Life changed its method of accounting for goodwill and certain other intangible assets in 2002. As discussed in note 3 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.


/s/ Pricewaterhousecoopers LLP
------------------------------
Boston, Massachusetts
February 20, 2004

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                    2003          2002
-------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                  $   213,494   $    98,857
  Available-for-sale debt securities                                           7,281,266     6,342,950
  Available-for-sale equity securities                                           156,618       160,643
  Trading equity securities                                                       26,074        20,097
  Mortgage loans                                                               1,386,055     1,279,723
  Policy loans                                                                   721,971       737,778
  Real estate investments                                                         23,536        35,489
  Other invested assets                                                          256,987       154,536
-------------------------------------------------------------------------------------------------------
    Total cash and invested assets                                            10,066,001     8,830,073

  Deferred policy acquisition costs                                              606,144       580,144
  Accrued investment income                                                      119,292       119,038
  Premiums and fees receivable                                                    23,344        23,318
  Deferred income taxes                                                           27,928        41,091
  Amounts recoverable from reinsurers                                             84,170       370,369
  Present value of future profits of insurance acquired                           62,831        70,746
  Property and equipment, net                                                     44,230        49,183
  Federal income tax recoverable                                                    --           7,229
  Other assets                                                                   161,040       143,530
  Separate account assets                                                        659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total assets                                                             $11,854,584   $10,728,650
=======================================================================================================

LIABILITIES:
  Policy benefit liabilities                                                 $ 4,511,540   $ 4,375,566
  Policyholders' accounts                                                      4,699,978     4,151,159
  Policyholders' deposits                                                         64,338        67,673
  Policy claims payable                                                           37,677        34,295
  Policyholders' dividends                                                       216,130       198,896
  Amounts payable to reinsurers                                                   20,757        17,164
  Collateral held on loaned securities                                            39,835        17,763
  Other liabilities and accrued expenses                                         184,193       127,253
  Federal income tax payable                                                       3,043          --
  Pension and other post-retirement benefit obligations                          181,092       166,462
  Debt                                                                            92,770        69,706
  Separate account liabilities                                                   659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                         10,710,957     9,719,866
-------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                                 5,283         5,259

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
  shares issued and outstanding)                                                   2,500         2,500
  Additional paid-in capital                                                      34,399         5,000
  Retained earnings                                                            1,027,683       950,081
  Accumulated other comprehensive income                                          73,762        45,944
-------------------------------------------------------------------------------------------------------
    Total stockholder's equity                                                 1,138,344     1,003,525
-------------------------------------------------------------------------------------------------------
    Total liabilities, minority interests and stockholder's equity           $11,854,584   $10,728,650
=======================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                2003            2002           2001
-------------------------------------------------------------------------------------------------------------------
REVENUES:
  Insurance premiums                                                      $   411,226    $   392,053    $   377,596
  Policy and contract charges                                                 103,106         89,087         76,850
  Net investment income                                                       663,471        516,113        516,115
  Net realized loss                                                            (8,001)       (37,513)        (8,696)
  Change in value of trading equity securities                                  4,187         (3,669)        (2,616)
  Mutual fund commission and fee income                                        61,907         53,182         55,537
  Other income                                                                 28,998         18,812         18,358
-------------------------------------------------------------------------------------------------------------------

    Total revenues                                                          1,264,894      1,028,065      1,033,144
-------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                              168,424        126,161        134,876
  Policy benefits                                                             329,674        339,869        312,010
  Policyholders' dividends and dividend obligations                           126,774        128,062        113,404
  Interest credited to policyholder account liabilities                       244,551        125,467        150,488
  Operating expenses                                                          179,417        163,100        153,751
  Interest expense on debt                                                      5,842          5,848          5,983
  Change in sales practice remediation provision                               (2,384)        (5,373)       (13,802)
  Restructuring charge - mainframe computer operations                           --             --            6,487
  Policy acquisition expenses and amortization of
    present value future profits, net                                         127,424        115,747         97,791
-------------------------------------------------------------------------------------------------------------------

    Total benefits and expenses                                             1,179,722        998,881        960,988
-------------------------------------------------------------------------------------------------------------------

  Income before income taxes, minority interests, and cumulative effect        85,172         29,184         72,156

  Income tax expense                                                            6,801            904         17,540
-------------------------------------------------------------------------------------------------------------------

  Income before minority interests and cumulative effect                       78,371         28,280         54,616
    Minority interests                                                            769          1,927          4,725
-------------------------------------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT                                                77,602         26,353         49,891
  Cumulative effect of accounting change                                         --             --           (2,052)
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                $    77,602    $    26,353    $    47,839
===================================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
(IN THOUSANDS)                                              2003         2002        2001
--------------------------------------------------------------------------------------------
  Net income                                            $  77,602    $  26,353    $  47,839

OTHER COMPREHENSIVE INCOME:
 Unrealized gain on available-for-sale securities, net     28,138       51,017       31,323
 Change in additional minimum pension liability, net         (320)     (14,770)        --
--------------------------------------------------------------------------------------------

Total comprehensive income                              $ 105,420    $  62,600    $  79,162
============================================================================================

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                               2003           2002          2001
----------------------------------------------------------------------------------------------------
COMMON STOCK:
  Balance at January 1 and December 31                    $     2,500    $     2,500    $     2,500
====================================================================================================

ADDITIONAL PAID-IN CAPITAL:
  Balance at January 1                                    $     5,000    $     5,000    $     5,000
  Capital Contribution                                         29,399           --             --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    34,399    $     5,000    $     5,000
====================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                    $   950,081    $   933,728    $   885,889
  Net income                                                   77,602         26,353         47,839
  Dividend to Stockholder                                        --          (10,000)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $ 1,027,683    $   950,081    $   933,728
====================================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                    $    45,944    $     9,697    $   (21,626)
  Unrealized gain on available-for-sale securities, net        28,138         51,017         31,323
  Change in additional minimum pension liability, net            (320)       (14,770)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    73,762    $    45,944    $     9,697
====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                  $ 1,138,344    $ 1,003,525    $   950,925
====================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                               2003          2002            2001
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $    77,602    $    26,353    $    47,839
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Change in:
    Accrued investment income                                                  (254)         2,025         (1,097)
    Policy acquisition costs                                                (52,816)       (50,400)       (39,592)
    Policy liabilities                                                      138,434        119,489         90,557
    Amendment of modco reinsurance agreement with UNUM                      286,161           --             --
    Interest credited to policyholder account liabilities                   244,551        125,467        150,488
    Policy and contract charges                                            (103,106)       (89,087)       (76,850)
    Other liabilities                                                         1,859          6,197          9,502
Provision for deferred income taxes                                          (1,726)       (11,821)         3,449
Net realized investment loss                                                  8,001         37,513          8,696
Net realized options (gain) loss                                            (68,317)       (47,374)        32,192
Amortization of present value of future profits of insurance acquired         7,225          9,492          8,448
Depreciation                                                                  5,698          5,234          2,541
Other                                                                        49,523         53,658        (66,853)
------------------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                                 592,835        186,746        169,320
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments           3,118,720      2,166,608      2,160,858
  Cost of investments acquired                                           (4,088,462)    (2,793,117)    (2,546,177)
  Acquisition of Sigma                                                         --          (14,188)          --
  Change in policy loans                                                     15,807         14,364         12,580
  Other                                                                     (13,584)          (479)       (10,629)
------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                      (967,519)      (626,812)      (383,368)
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits                                                   665,658        571,688        460,639
  Policyholders' withdrawals                                               (258,273)      (209,776)      (292,661)
  Net change in collateral held on loaned securities                         22,072         (5,788)        (2,380)
  Capital contribution received                                              29,399           --             --
  Dividend to stockholder                                                      --          (10,000)          --
  Issuance of surplus notes                                                  30,000           --             --
  Retirement of surplus notes                                                (7,000)        (2,426)        (1,995)
  Other                                                                       7,465         (4,041)        (9,096)
------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                               489,321        339,657        154,507
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        114,637       (100,409)       (59,541)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                          98,857        199,266        258,807
------------------------------------------------------------------------------------------------------------------
  End of year                                                           $   213,494    $    98,857    $   199,266
==================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Company also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont." The Company employs approximately 1,000 people, concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries are collectively known as the National Life Group. See Note 13 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 12 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 31 general agencies in major metropolitan areas, a system of marketing general agents and independent brokers throughout the United States of America. The Company has in excess of 375,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 29% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.7 billion of net assets represent sixteen mutual funds managed on behalf of about 196,000 individual, corporate, and institutional shareholders worldwide.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance company, Life Insurance Company of the Southwest (LSW), NLCAP, and certain other subsidiaries and affiliates. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be other than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Trading equity securities are reported at estimated fair value. Realized and unrealized gains and losses on trading equity securities are included in change in value of trading equity securities.

Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cash flows. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Beneficial interests in securitized financial assets which experience changes in expected future cash flows are written down to fair value with the resulting change included in net realized loss.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized loss.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Options and futures contracts are included in other invested assets and carried at estimated fair value. The estimated fair values of derivatives are based on quoted values. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Investments in partnerships are included in other invested assets and accounted for using the equity method. Impairments are recorded as realized gains or losses if projected future earnings are less than the carrying value of the investment. Changes in the carrying value of limited partnerships are included in unrealized gains and losses, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are accounted for using the equity method, and included in other invested assets. These investments are amortized using the effective yield method within net investment income.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Future gross margins or profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Deferred policy acquisition costs assets are regularly evaluated for recoverability from product margins or profits.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2007. If the Company had assumed the continuation of the current interest rate environment and commensurate reductions in estimated gross margins or profits, amortization of deferred policy acquisition costs would have increased by $11.0 million in 2003.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (after deduction of fund fees and mortality and expense charges) of 7% in 2004 and 8% thereafter.

During 2003, the Company reviewed estimates of new business acquisition expenses eligible for deferral. As a result of the review, and in consideration of the Company's sales growth, evolution of distribution channels, and overall experience, the Company determined that certain additional expenses should be deferred. These additional expenses include fees paid to general agents for expense reimbursement, agents' benefits, and expenses associated with the Life Event Advantage distribution channel. The Company believes that deferring these additional expenses will provide a better matching of revenues and expenses and will more appropriately reflect the economic benefits of issuing new business. The impact of this change was to increase the deferred policy acquisition costs asset and decrease policy acquisition expenses by $9.2 million in 2003.

Also during 2003, the Company updated its long-term interest rate and investment return assumptions to reflect recent experience and updated expectations, with a resulting decrease to 2003 after-tax earnings of $4.4 million.

During 2002, the Company updated policy acquisition expenses assumptions for life insurance mortality to reflect differing expectations for Closed Block contracts and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after tax earnings by $3.9 million. In addition, the Company revised surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to 2002 after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired (PVFP) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. See Note 14 for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impairment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill was $3.8 million at December 31, 2003 and 2002 and was included in other assets. Goodwill amortization recorded in 2001 was $0.7 million and was included in operating expenses. Total other intangible assets at December 31, 2003 and 2002 were $11.5 million and were included in other assets. There were no reductions in goodwill or other intangible assets due to impairment during 2003, 2002, or 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

CORPORATE OWNED LIFE INSURANCE (COLI)

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $85.8 million and $70.7 million at December 31, 2003 and 2002, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income (loss) was $10.0 million, $(1.8) million, and $(0.5) million in 2003, 2002, and 2001, respectively, and is included in other income.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity policies, variable life policies, and the Company's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses. Statutory required separate account investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 3% to 4.5%. In 2003, the Company made application with various states to sell annuity products with a minimum guaranteed rate of 1.5%. As of December 31, 2003, no contracts had a credited rate below 3%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 4% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2003 was 55. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits. See
Note 16 for additional information.

POLICYHOLDERS' DIVIDENDS AND DIVIDEND OBLIGATIONS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 12 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2003. The income tax return will include NLHC and all members within the Company except LSW. LSW will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interests during 2002. See Note 16 for additional information pertaining to treatment of preferred stock issued in 1998 by an affiliate of NLCAP.

NOTE 3 - INVESTMENTS

AVAILABLE FOR SALE DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale (AFS) debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                                         Gross          Gross
                                                                       Unrealized      Unrealized      Estimated Fair
2003                                                     Cost            Gains          Losses              Value
----------------------------------------------------------------------------------------------------------------------
AFS debt and equity
Securities:
  U.S. government obligations                          $   18,971     $    1,234       $     --          $   20,205
  Government agencies, authorities
     and subdivisions                                      54,423          5,882             --              60,305
  Corporate:
  Communications                                          482,391         54,845              932           536,304
  Consumer & retail                                       360,492         30,816            1,164           390,144
  Financial institutions                                  928,506         74,714            5,163           998,057
  Industrial and chemicals                                238,004         23,813               80           261,737
  Other corporate                                          95,878         14,282                5           110,155
  REITS                                                   119,985          8,691             --             128,676
  Transportation                                          111,202          8,850            5,329           114,723
  Utilities                                             1,013,828         89,146            6,884         1,096,090
----------------------------------------------------------------------------------------------------------------------
Total corporate                                         3,350,286        305,157           19,557         3,635,886
Private placements                                        805,454         66,793            5,876           866,371
Mortgage-backed securities                              2,693,247         32,185           26,933         2,698,499
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt securities                             6,922,381        411,251           52,366         7,281,266
Preferred stocks                                          131,514         13,237              476           144,275
Common stocks                                              10,167          2,219               43            12,343
----------------------------------------------------------------------------------------------------------------------
  Total AFS equity securities                             141,681         15,456              519           156,618
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt and equity
    securities                                         $7,064,062     $  426,707       $   52,885        $7,437,884
======================================================================================================================

                                                     Gross       Gross
                                                   Unrealized  Unrealized   Estimated Fair
        2002                            Cost         Gains       Losses        Value
------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations        $   39,830   $    1,874   $       17   $   41,687
  Government agencies, authorities
    and subdivisions                     83,977       13,128         --         97,105
  Corporate:
    Communications                      370,031       30,545       12,058      388,518
    Consumer & retail                   370,099       29,785        7,280      392,604
    Financial institutions              746,449       71,244        7,474      810,219
    Industrial and chemicals            280,076       22,871        3,277      299,670
    Other corporate                      64,363        7,029         --         71,392
    REITS                               111,222        9,554         --        120,776
    Transportation                      130,753       11,445       11,685      130,513
    Utilities                           960,057       64,992       53,501      971,548
------------------------------------------------------------------------------------------
  Total corporate                     3,033,050      247,465       95,275    3,185,240
  Private placements                    817,801       65,289       20,405      862,685
  Mortgage-backed securities          2,082,899       73,400           66    2,156,233
------------------------------------------------------------------------------------------
    Total AFS debt securities         6,057,557      401,156      115,763    6,342,950
  Preferred stocks                      124,039       11,718          324      135,433
  Common stocks                          26,016           22          828       25,210
------------------------------------------------------------------------------------------
    Total AFS equity securities         150,055       11,740        1,152      160,643
------------------------------------------------------------------------------------------
    Total AFS debt and equity
      securities                     $6,207,612   $  412,896   $  116,915   $6,503,593
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity included as a component of securities accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                  2003          2002        2001
------------------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities                          $  77,841    $ 212,117    $ 120,331
Net unrealized gain (losses) on separate accounts                                    586         (526)        (754)
Net unrealized gain on other invested assets                                         877         --           --
Related deferred policy acquisition costs                                        (28,179)     (48,117)      (9,976)
Related present value of future profits of insurance acquired                       (687)      (7,355)      (4,787)
Related deferred income taxes                                                    (15,063)     (27,617)     (16,809)
Related policyholder dividend obligation                                          (7,237)     (77,485)     (56,682)
  Increase in net unrealized gains                                                28,138       51,017       31,323
Balance, beginning of year                                                        60,714        9,697      (21,626)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                           $  88,852    $  60,714    $   9,697
==================================================================================================================

                                                                                     2003         2002
------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
  Net unrealized gains on available-for-sale securities                           $ 373,822    $ 295,981
  Net unrealized gains on separate accounts                                           2,601        2,015
  Net unrealized gain on other invested assets                                          877         --
  Related deferred policy acquisition costs                                         (87,720)     (59,541)
  Related present value of future profits of insurance acquired                     (11,480)     (10,793)
  Related deferred income taxes                                                     (47,844)     (32,781)
  Related policyholder dividend obligation                                         (141,404)    (134,167)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $  88,852    $  60,714
==================================================================================================================

Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2003, 2002, and 2001 of $28.1 million, $51.0 million, and $31.3 million is presented net of reclassifications to net income for net realized losses during the period of $(2.5) million, $(35.1) million, and $(20.4) million and net of tax and deferred acquisition cost offsets of $(1.8) million, $(24.1) million, and $(13.8) million, respectively.


The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2003, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                                 Amortized   Estimated Fair
                                                    Cost        Value
        ---------------------------------------------------------------------
        Due in one year or less                  $  256,563   $  261,972
        Due after one year through five years     1,146,650    1,242,208
        Due after five years through ten years    1,670,746    1,819,575
        Due after ten years                       1,155,175    1,259,012
        Mortgage-backed securities                2,693,247    2,698,499
        ---------------------------------------------------------------------
          Total                                  $6,922,381   $7,281,266
        =====================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2003, 2002, and 2001 were $2,373.1 million, $1,559.1 million, and $1,544.9 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $36.1 million, $34.4 million, and $37.8 million,respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $31.3 million, $11.7 million, and $20.4 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $2.4 million, $2.1 million, and $0.2 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $1.1 million, $1.2 million, and $1.1 million, respectively. The following summarizes the components of net realized losses, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):
                                         2003        2002         2001
--------------------------------------------------------------------------
Available-for-sale debt securities     $ (9,309)   $(18,686)   $ (8,634)
Available-for-sale equity securities      1,041     (11,275)     (1,734)
Mortgage loans                           (1,744)       (969)     (1,928)
Real estate investments                   2,550         579       7,828
Other invested assets                      (539)     (7,162)     (4,228)
--------------------------------------------------------------------------
  Total                                $ (8,001)   $(37,513)   $ (8,696)
==========================================================================

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003, were as follows (in thousands):

                                  Less than 12 months       12 months or more              Total
--------------------------------------------------------------------------------------------------------------
                                           Unrealized                  Unrealized                 Unrealized
Description of Securities     Fair Value     Losses      Fair Value     Losses        Fair Value    Losses
--------------------------------------------------------------------------------------------------------------
U.S. government obligations   $      100   $     --      $     --     $     --       $     100   $     --
Corporate:
  Communications                  34,125         (582)       10,365         (403)       44,490         (985)
  Consumer & retail               38,187         (624)        7,460       (1,076)       45,647       (1,700)
  Financial institutions         160,277       (5,737)       62,766       (2,856)      223,043       (8,593)
  Industrial and chemicals        27,942         (879)         --           --          27,942         (879)
  Other corporate                  5,005           (5)         --           --           5,005           (5)
  REITS                             --             --          --           --             --           --
  Transportation                  10,255       (1,272)       22,935       (4,560)       33,190       (5,832)
  Utilities                      132,449       (3,703)       54,442       (3,736)      186,891       (7,439)
--------------------------------------------------------------------------------------------------------------
Total corporate                  408,240      (12,802)      157,968      (12,631)      566,208      (25,433)
Mortgage-backed securities     1,272,095      (26,926)        2,695           (7)    1,274,790      (26,933)
--------------------------------------------------------------------------------------------------------------
  Subtotal debt securities     1,680,435      (39,728)      160,663      (12,638)    1,841,098      (52,366)
Preferred stock                    9,998           (2)        8,722         (474)       18,720         (476)
Common stock                        --           --              43          (43)           43          (43)
--------------------------------------------------------------------------------------------------------------
Total securities              $1,690,433   $  (39,730)   $  169,428   $  (13,155)   $1,859,861   $  (52,885)
==============================================================================================================

$26.9 million of the $39.7 million total unrealized losses in the less than 12 months category is in the mortgage backed securities portfolio. All of these securities were purchased in 2003 and were rated AAA at acquisition. These unrealized losses can be explained entirely by the higher level of interest rates at December 31, 2003 compared to those at the time of purchase. The $26.9 million of unrealized losses on mortgage backed securities represents 2.1% of the aggregate fair value of the $1.3 billion in mortgage backed securities with unrealized losses at December 31, 2003. Many of the positions in this category have fair values only marginally below their respective carrying values.

The majority of the $12.8 million unrealized losses on the corporate bond portfolio in the less than 12 months category are in the financial institution and utility portfolios. Many of these bonds were purchased during the low interest rate environment that occurred in the spring and early summer of 2003. All of the unrealized losses on these bonds are interest rate related, not credit related. All of the corporate bonds purchased in 2003 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade.

Virtually all of the unrealized losses in the 12 months or more category are due to corporate bonds. The unrealized losses are concentrated in the transportation, utility, and financial institution sectors. The unrealized losses in the transportation sector are all due to investments in airlines. All the airline bonds are secured by aircraft and the Company anticipates receiving its carrying value in each of these investments. The utility losses consist of six companies with extensive merchant power businesses. Depressed electricity markets caused these companies to report losses in 2002. Each of these companies accessed the capital markets in 2003 and has restructured its operations. Based on these facts and circumstances, the Company believes that the unrealized losses on these bonds at December 31, 2003 are temporary.

The financial institution securities in the 12 months or more unrealized losses category consist of seven positions, five of which are senior tranches in collateralized bond obligations. The five senior tranches have experienced a decline in fair value due to increasing defaults in the underlying portfolios. However, the remaining collateral value is sufficient to cover the Company's carrying value. The other two securities are in other financial institutions that reported operating losses in 2002, which temporarily reduced the fair value of their bonds. At December 31, 2003, both of these securities traded at over ninety percent of the Company's adjusted cost. The Company anticipates that this recovery in fair value will continue, and therefore any remaining unrealized losses are temporary.

While some of the corporate securities highlighted above have traded during 2003 at below eighty percent of adjusted cost, none of the securities have had fair values below 80% of adjusted cost continually since June 30, 2003. All of the above corporate bonds' fair values have increased since December 31, 2002. As a result, none of the unrealized losses highlighted above have been deemed by the Company to be other than temporary. The Company has both the intent and ability to hold these securities until full recovery or maturity.

The Company adopted EITF 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS (EITF 99-20) effective April 1, 2001. EITF 99-20 requires that beneficial interests in securitized financial assets which experience other than temporary impairments be written down to fair value with the resulting change being included as a charge against net income. The cumulative effect of adopting EITF 99-20, net of related taxes, was $(2.1) million.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $39.8 million and $17.8 million at December 31, 2003 and 2002, respectively. The fair value of the loaned securities was $38.0 million and $17.1 million at December 31, 2003 and 2002, respectively.

TRADING EQUITY SECURITIES

For the years ended December 31, 2003, 2002, and 2001 the equity securities held in the trading category recorded $0.9 million, $0.3 million, and $1.1 million of net investment income. The cost of trading securities held at December 31, 2003 and 2002 was $27.8 million and $26.7 million. respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                 2003           2002
                                               -----------------------
GEOGRAPHIC REGION

New England                                       4.1%            4.7%
Middle Atlantic                                   7.8             8.8
East North Central                                9.7            10.9
West North Central                                5.9             5.9
South Atlantic                                   27.3            26.2
East South Central                                3.6             3.3
West South Central                                9.9             9.4
Mountain                                         15.1            15.2
Pacific                                          16.6            15.6
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

PROPERTY TYPE
Apartment                                        24.9%           24.5%
Retail                                            9.0            10.6
Office Building                                  37.0            35.7
Industrial                                       25.0            24.7
Hotel/Motel                                       2.2             2.4
Other Commercial                                  1.9             2.1
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

Total mortgage loans and real estate
  (in thousands)                            $1,409,591      $1,315,212
=======================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                  2003            2002
--------------------------------------------------------------------------
Unimpaired loans                              $ 1,377,854    $ 1,272,695
Impaired loans without valuation allowances            50          1,828
--------------------------------------------------------------------------
        Subtotal                                1,377,904      1,274,523
--------------------------------------------------------------------------
Impaired loans with valuation allowances           10,355          5,660
Related valuation allowances                       (2,204)          (460)
--------------------------------------------------------------------------
        Subtotal                                    8,151          5,200
--------------------------------------------------------------------------
Total                                         $ 1,386,055    $ 1,279,723
==========================================================================

                               2003               2002              2001
--------------------------------------------------------------------------
Impaired loans:
Average total investment       $8,947             $5,647           $6,361
Interest income recognized     $  930             $  584           $  340
Interest received              $  722             $  616           $  207


Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                                 2003           2002         2001
====================================================================================================
Additions for impaired loans charged to realized losses        $ 1,744       $   460        $    36
Changes to previously established valuation allowances               0           (76)        (2,345)
----------------------------------------------------------------------------------------------------
 Increase (decrease) in valuation allowances                     1,744           384         (2,309)
Balance, beginning of year                                         460            76          2,385
----------------------------------------------------------------------------------------------------
Balance, end of year                                           $ 2,204       $   460        $    76
====================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                2003           2002           2001
-------------------------------------------------------------------------------------
Debt securities interest                     $  439,532    $   418,305   $   399,878
Equity securities dividends                      10,189         11,546        12,541
Mortgage loan interest                          104,611        102,593        99,753
Policy loan interest                             45,502         47,216        47,821
Real estate income                                3,889          4,259        10,433
Options                                          69,880        (50,809)      (35,969)
Other investment income                           5,243         (1,336)          (33)
-------------------------------------------------------------------------------------
  Gross investment income                       678,846        531,774       534,424
  Less: investment expenses                      15,375         15,661        18,309
-------------------------------------------------------------------------------------
  Net investment income                      $  663,471    $   516,113   $   516,115
=====================================================================================

Other investment income includes the amortization of investments in affordable housing credits.

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to adopting FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition costs, present value of future profits, and income tax effects was $81,000.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2003, total equity indexed annuity liabilities of $1,349.3 million were comprised of $1,053.6 million of host contract and $295.7 million of embedded derivative value. At December 31, 2002, total equity indexed annuity liabilities of $1,104.4 million were comprised of $876.8 million of host contract and $227.6 million of embedded derivative value. Policyholder account liabilities at December 31, 2003, and 2002 were $1,335.9 million and $1,130.3 million, respectively.

Results of operations for 2003, 2002 and 2001 included after-tax earnings from equity indexed annuities of $19.2 million, $16.6 million and $12.1 million, respectively. The cost of options, surrender gains and changes in assumptions favorably impacted results of operations in 2003.

Interest credited to policyholder account liabilities expense includes the interest and index related changes in the equity indexed annuity host contract and embedded derivative liabilities.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

In 2001, the Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. As originally issued, the principal was to be returned provided there had been no default or bankruptcy of Mirant Corporation by July 15, 2004. Mirant declared bankruptcy in July 2003. Prior to the bankruptcy, the swap contracts were marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(6.4) million at December 31, 2002. An investment loss of $5.2 million and $1.2 million was recorded to recognize the decline in value of the credit default swap in 2002 and 2001, respectively. Unrealized gains of $0.5 million and $0.3 million were recorded to fair value the debt instrument at December 31, 2002 and 2001, respectively. As a result of the 2003 bankruptcy, the Company received cash of $0.4 million and 2.25% interest rate $10.0 million par bonds due 2021 from Mirant. The net carrying value of the initial investment at December 31, 2002 was essentially equal to the fair value of the settlement received, and accordingly no additional losses were recorded in 2003.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The Company's potential loss under this agreement cannot exceed the $6.0 million par value. The fair value of the credit swap at December 31, 2003 and December 2002 was zero. Cumulative gain or loss on the credit swap from inception is zero.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed annuity products for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):

                                                    2003         2002
------------------------------------------------------------------------
Notional amounts:
  Futures                                         $12,332      $ 4,235
  Credit default swaps                            $ 6,000      $16,000
========================================================================

The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):
                                                            2003        2002
-------------------------------------------------------------------------------
Carrying values:
Options purchased (included in other invested assets)   $ 147,067    $  34,153
Options written (included in other liabilities)           (57,825)     (11,422)
Futures (included in other invested assets)                 1,510          573
Credit default swaps (included in other liabilities)          -0-       (6,400)
-------------------------------------------------------------------------------
Net carrying value                                      $  90,752    $  16,904
===============================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                           2003                              2002
-------------------------------------------------------------------------------------------------------------------
                                                 Carrying      Estimated Fair   Carrying Value    Estimated Fair
                                                  Value           Value                              Value
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                        $ 213,494       $  213,494        $   98,857      $    98,857
Available-for-sale debt securities               7,281,266        7,281,266         6,342,950        6,342,950
Available-for-sale equity securities               156,618         156,618            160,643          160,643
Trading equity securities                           26,074           26,074            20,097           20,097
Mortgage loans                                   1,386,055        1,532,112         1,279,723        1,453,334
Policy loans                                       721,971          726,223           737,778          706,069
Derivatives                                         90,752           90,752            16,904           16,904
Investment products                              3,990,229        4,064,029         3,494,055        3,512,929
Debt                                                92,770           98,601            69,706           68,600


For cash and cash equivalents carrying value approximates estimated fair value. Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (incluappropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy rate (including loan appropriate provisions for mortality and repayments).

The estimated fair values of derivatives are based on quoted values. Investment products include flexible premium annuities, single premium deferredannuities, and supplementary contracts not involving life contingencies.

Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold after 2001, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with UNUM. In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the statements of operations includes income of $11.6 million, $11.4 million, and $11.0 million for 2003, 2002, and 2001, respectively, related to the Company's disability income reinsurance.

Interest costs included in reinsurance agreements in place at December 31, 2003 and 2002 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as an increase in policy liabilities expense.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2003 and 2002 was $49.2 billion and $45.1 billion, respectively.

Transactions between the Closed Block (see Note 12) and non-Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                         2003         2002          2001
----------------------------------------------------------------------------
Insurance premiums:
Direct                                 $ 472,873    $ 459,391    $ 441,567
Reinsurance assumed                        1,326        1,104        1,186
Reinsurance ceded                        (62,973)     (68,442)     (65,157)
----------------------------------------------------------------------------
  Total insurance premiums             $ 411,226    $ 392,053    $ 377,596
============================================================================

Increase in policy liabilities:
Direct                                 $ 180,498    $ 134,195    $ 137,315
Reinsurance ceded                        (12,074)      (8,034)      (2,439)
---------------------------------------------------------------------------
  Total increase in policy liabilities $ 168,424    $ 126,161    $ 134,876
===========================================================================

Policy benefits:
Direct                                 $ 405,077    $ 405,553    $ 375,588
Reinsurance assumed                        2,958          129           11
Reinsurance ceded                        (78,361)     (65,813)     (63,589)
---------------------------------------------------------------------------
  Total policy benefits                $ 329,674    $ 339,869    $ 312,010
===========================================================================

Policyholders' dividends:
Direct                                 $ 130,275    $ 131,682    $ 117,038
Reinsurance ceded                         (3,501)      (3,620)      (3,634)
---------------------------------------------------------------------------
  Total policyholders' dividends       $ 126,774    $ 128,062    $ 113,404
===========================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                          2003         2002         2001
----------------------------------------------------------------------------
Balance, beginning of year             $ 580,144    $ 577,861    $ 539,690
Acquisition costs deferred               139,768      114,945       90,757
Amortization during the year             (85,589)     (64,545)     (42,610)
Adjustment to equity during the year     (28,179)     (48,117)      (9,976)
----------------------------------------------------------------------------
Balance, end of year                   $ 606,144    $ 580,144    $ 577,861
============================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation ofthe expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                                        2003                    2002                      2001
------------------------------------------------------------------------------------------------------------------------
                                                 Amount        Rate      Amount       Rate        Amount        Rate
------------------------------------------------------------------------------------------------------------------------
Current                                          $  8,527               $ 12,725                  $ 14,091
Deferred                                          (11,821)                (1,726)                    3,449
                                                 --------               --------                  --------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Expected income taxes                            $ 29,810     35.0%     $ 10,212      35.0%       $ 25,095       35.0%
Dividends received deduction                       (1,226)    (1.4)       (2,089)     (7.2)           (691)      (1.0)
Affordable housing tax credit                      (7,518)    (8.8)       (8,313)    (28.5)         (6,779)      (9.5)
Audit settlements                                 (10,508)   (12.3)          335       1.2              --         --
Corporate owned life insurance                     (3,879)    (4.6)          283       1.0            (159)      (0.2)
Other, net                                            122      0.1           476       1.6              74        0.1
------------------------------------------------------------------------------------------------------------------------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Effective federal income tax rate                              8.0%                    3.1%                       24.4%
                                                          ========                ========                    ========

The Company received $1.8 million in 2003, and paid $25.6 million and $39.3 million in federal income taxes during 2002 and 2001, respectively. Components of net deferred income tax assets at December 31 were as follows (in thousands):


                                                            2003       2002
-------------------------------------------------------------------------------
Deferred income tax assets:
  Debt and equity securities                             $   7,731  $  12,922
  Pension and other post retirement liabilities             63,141     58,186
  Policy liabilities                                       175,980    186,187
  Other liabilities and accrued expenses                    32,175     26,777
  Affordable housing tax credit carryforwards               12,993      6,799
  Other                                                      3,757      2,025
-------------------------------------------------------------------------------
    Total deferred income tax assets                       295,777    292,896
-------------------------------------------------------------------------------

Deferred income tax liabilities:
  Net unrealized gain on available-for-sale securities   $  47,844  $  32,781
  Deferred policy acquisition costs                        176,887    167,891
  Present value of future profits of insurance acquired     26,009     28,539
  Property and investments                                   8,845      8,815
    Other                                                    8,264     13,779
-------------------------------------------------------------------------------
      Total deferred income tax liabilities                267,849    251,805
-------------------------------------------------------------------------------
Total net deferred income tax assets                     $  27,928  $  41,091
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit deferred tax of assets.

The Company has affordable housing tax credit carryforwards of $13.0 million that begin to expire in 2021. National Life's federal income tax returns are routinely audited by the Internal Revenue Service. The IRS has examined National Life's tax returns through 1999. In management's opinion adequatetax liabilities have been established for all open years.

Settlements between the Company and the IRS during 2003 resulted in a reduction in tax expense of $10.5 million. In 2003 the Company formally elected to participate in, and was admitted to, a settlement program with the IRS related to a transaction entered into in 1998. The settlement reduced 2003 tax expense by $6.3 million. The IRS also completed the audit of the Company's tax return for 1999. As a result of the audit settlement and other actions, the Company reduced 2003 tax expense by $4.2 million.

NOTE 7 - BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001, and agents and agency staff employees who began service prior to June 1, 2000, may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                       Pension Benefits                       Other Benefits
                                            ---------------------------------------------------------------------------
                                               2003         2002          2001        2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year     $ 197,439    $ 176,846    $ 162,691    $  28,464    $  24,064    $  21,820
  Service cost for benefits earned during
    the period                                  4,837        4,578        3,731        1,094          984          807
  Interest cost on benefit obligation          13,127       12,971       12,668        1,898        1,783        1,714
  Actuarial losses                             13,655       14,379       10,155        5,656        3,189        1,323
  Increase (decrease) in benefits due to
    plan amendments                              --          1,085         --         (3,407)        --           --
  Benefits paid                               (11,113)     (12,420)     (12,399)      (1,794)      (1,556)      (1,600)
-----------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year           $ 217,945    $ 197,439    $ 176,846    $  31,911    $  28,464    $  24,064
=======================================================================================================================
CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year            $  79,743    $  89,928    $ 106,982
    Actual income (loss) on plan assets        13,733       (4,613)     (11,474)
    Benefits paid                              (5,692)      (5,572)      (5,580)
--------------------------------------------------------------------------------
  Plan assets, end of year                  $  87,784    $  79,743    $  89,928
================================================================================

                                                          Pension Benefits                        Other Benefits
                                                -------------------------------------------------------------------------
                                                   2003        2002          2001          2003        2002         2001
-------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
-------------------------------------------------------------------------------------------------------------------------
  Benefit obligation                            $ 131,497    $ 117,064    $  97,956         --           --          --
  Plan assets                                     (87,784)     (79,743)     (89,928)        --           --          --
  Benefit obligation greater than plan assets      43,713       37,321        8,028
  Benefit obligation - other plans                 86,448       80,375       78,890    $  31,911    $  28,464   $  24,064
  Unrecognized actuarial (losses) gains           (38,326)     (33,691)      (7,600)      (3,132)       2,524       6,114
  Unrecognized prior service (costs) benefits        (979)      (1,085)        --          4,417        1,285       1,560
  Accrued benefit cost at September 30             90,856       82,920       79,318       33,196       32,273      31,738
  Payments subsequent to measurement
    date                                           (1,461)      (1,602)      (1,712)        --           --          --
-------------------------------------------------------------------------------------------------------------------------
  Accrued benefit cost at December 31           $  89,395    $  81,318    $  77,606       33,196    $  32,273   $  31,738
==========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):


                                                        Pension Benefits                       Other Benefits
                                                 ---------------------------------------------------------------------
                                                   2003       2002       2001           2003        2002       2001
----------------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the
 period                                          $  4,837    $  4,578    $  3,731    $  1,094    $    984    $    807
Interest cost on benefit obligation                13,127      12,971      12,668       1,898       1,783       1,714
Expected (income) on plan assets                   (6,152)     (7,407)     (9,377)       --          --          --
Net amortization of unrecognized losses
 (gains)                                            1,439         308      (1,974)       --          (401)       (700)
Amortization of prior service costs (benefits)
 and plan amendments                                  106        --          --          (275)       (275)       (275)
----------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in
 operating expenses)                             $ 13,357    $ 10,450    $  5,048    $  2,717    $  2,091    $  1,546
======================================================================================================================

The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $83.0 million and $77.0 million at December 31, 2003 and 2002, respectively. The total ABO for the separately funded defined benefit pension plans was $117.8 million and $104.9 million at December 31, 2003 and 2002, respectively.

          The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                           Pension Benefits                                 Other Benefits
                                    --------------------------------------------------------------------------------
                                        2003             2002          2001          2003        2002         2001
--------------------------------------------------------------------------------------------------------------------
Discount rate                           6.25%            6.75%          7.5%         6.25%       6.75%         7.5%
Rate of increase in future
  compensation levels                3.0% - 6.5%     3.0% - 10.0%   3.0% - 10.0%
Expected long term return on plan
  assets                                 8.0%             8.0%          8.5%


Additional minimum pension liabilities at December 31, 2003 and 2002, were $23.2 million and $22.7 million, respectively, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. There was no minimum funding obligation at December 31, 2001. These liabilities are included, net of income tax effects of $8.1 million and $7.9 million, as a component of accumulated other comprehensive income in 2003 and 2002, respectively.

The projected health care cost trend rate (HCCTR) in 2004 for the pre-65 population was eliminated due to a plan amendment and for the post-65 population was 10%. These projected rates decline linearly to 5% in 2008 and remain level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.8 million and increase the 2003 service and interest cost components of net periodic postretirement benefit cost by about $1.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.4 million and the 2003 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The Company modified its pension plans for active employees during 2002 to increase certain death benefit provisions for those plan participants who were not currently receiving benefit payments, and to reflect changes in pension regulations. These changes generated prior service costs of $1.1 million which will be amortized over the participants' average remaining service periods.

The Company modified its postretirement plans for active employees' and early retirees' medical insurance benefits during 2003 to limit the Company's exposure to future increases in medical insurance costs. Under the terms of the modification, the Company will contribute up to a fixed limit annually toward participants' medical insurance premiums. Premium costs above the fixed limit will be the responsibility of the plan participant. This change generated prior service benefits of $3.4 million at December 31, 2003, which will be amortized over the participants' average remaining service periods.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of NLCAP). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

See Note 17 for information on pension and other defined benefit postretirement plan curtailments to be recorded in 2004.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law in December 2003. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Financial Accounting Standards Board (FASB) subsequently issued FSP No. FAS 106-1 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (FSP 106-1). In accordance with FSP 106-1, benefit obligations and net periodic postretirement benefit cost projections included in these financial statements or accompanying notes do not reflect the effects of the Act on the plans. Specific authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Company to change previously reported information.
NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                            2003                  2002
--------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                       $ 62,770              $ 69,706
        Initially $70.0 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. $7.0 million was repurchased in September 2003. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices.
        All interest and principal payments require prior written approval by the State of Vermont Department of Banking, Insurance, Securities and Health Care
        Administration.
7.50% Surplus Notes:                                                                         30,000                  --
        $30 million.  Issued by LSW to NLVF, maturing August 2033, interest payable annually on August 10. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. All interest and principal payments require prior written approval by the State of Texas Department of
        Insurance.
--------------------------------------------------------------------------------------------------------------------------
        Total debt                                                                         $ 92,770              $ 69,706
==========================================================================================================================

Interest paid on the 8.25% surplus notes was $5.8 million in 2003, 2002, and 2001. Interest paid on the 7.50% surplus notes was $86,000 in 2003, and $-0- in 2002 and 2001. The Company also had a 6.57% term note, initially $4.4 million, which matured in March 2002. Interest paid on the term note was $-0-, $26,000, and $0.2 million in 2003, 2002, and 2001, respectively.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 60 basis points. The outstanding balance was $-0- as of December 31, 2003 and 2002. The Company also has a $10 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was $-0- as of December 31, 2003 and 2002. Total interest on the combined lines of credit was $2,100 for 2003, $0.1 million for 2002 and $7,000 for 2001.

During 2003, the Company retired $7.0 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $0.1 million were expensed. A repurchase premium of $0.3 million was also expensed. These costs are included in operating expenses.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2003 and 2002, were $63.4 million and $51.2 million, respectively.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2003, 2002, and 2001 and are included in the consolidated statements of operations as change in sales practice remediation provision.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The current lease term ends on November 1, 2006. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2003 (in millions):


                                                          Operating
Year                                                       Leases
-------------------------------------------------------------------
2004                                                       $  3.9
2005                                                          3.9
2006                                                          3.3
2007                                                           --
2008 and beyond                                                --
-------------------------------------------------------------------
Total minimum lease payments                               $ 11.1
===================================================================

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.9 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. The negative equity is primarily due to cumulative partnership cash distributions exceeding GAAP-basis partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee. Please see Note 16 for additional information.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and Provident Mutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase GAAP adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date. The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $.5 million in 2002 and $1.9 million in 2001. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to AITE. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001, and the final payment of benefits was made in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses. See Note 9 for minimum lease obligations for the mainframe outsourcing agreement.

NOTE 12 - NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $17.1 and $10.9 million was required at December 31, 2003 and 2002, respectively. There was no corresponding obligation required for 2001. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $141.4 and $134.2 million at December 31, 2003 and 2002, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2003 and 2002 was $158.5 and $145.1 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2003 and 2002, and for the three years ended December 31, 2003, is as follows (in thousands):

                                                                                          2003        2002
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Policy liabilities and accruals                                                     $3,967,596   $3,895,712
  Other liabilities                                                                       10,351        9,346
--------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 $3,977,947   $3,905,058
==============================================================================================================
ASSETS:
  Cash and cash equivalents                                                           $   68,709   $   37,615
  Available-for-sale debt and equity securities                                        2,338,609    2,227,844
  Mortgage loans                                                                         430,461      437,097
  Policy loans                                                                           584,255      610,672
  Accrued investment income                                                               49,222       53,017
  Premiums and fees receivable                                                            15,799       16,423
  Other assets                                                                           101,087      110,939
--------------------------------------------------------------------------------------------------------------
    Total assets                                                                      $3,588,142   $3,493,607
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets                $  389,805   $  411,451
  Closed block accumulated other comprehensive gain represented above                       --           --
--------------------------------------------------------------------------------------------------------------
  Maximum future earnings to be recognized from closed block assets and liabilities   $  389,805   $  411,451
==============================================================================================================

                                                                             2003         2002         2001
--------------------------------------------------------------------------------------------------------------
REVENUES:
  Premiums and other income                                               $ 272,103    $ 281,272    $ 295,418
  Net investment income                                                     222,076      232,088      212,626
  Net investment (loss) gain                                                 (1,559)     (10,468)       1,269
--------------------------------------------------------------------------------------------------------------
    Total revenues                                                          492,620      502,892      509,313
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                             50,922       42,430       70,167
  Policy benefits                                                           250,013      259,451      249,658
  Policyholders' dividends                                                  128,096      129,897      115,716
  Interest credited to policyholder account liabilities                      11,099       12,317       11,712
  Operating expenses                                                         12,697       12,913       14,976
  Commission expenses                                                         3,946        5,873        7,747
--------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                             456,773      462,881      469,976
--------------------------------------------------------------------------------------------------------------

  Pre-tax results of operations                                              35,847       40,011       39,337
    Income taxes                                                             14,201       14,019       13,768

  Closed block results of operations                                         21,646       25,992       25,569
  Other comprehensive income:
  Unrealized loss                                                              --           (700)     (12,610)
--------------------------------------------------------------------------------------------------------------
    Total closed block comprehensive income                               $  21,646    $  25,292    $  12,959
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets:
  Beginning of year                                                       $ 411,451    $ 436,743    $ 449,702
    Closed block comprehensive income                                        21,646       25,292       12,959
--------------------------------------------------------------------------------------------------------------
  End of year                                                             $ 389,805    $ 411,451    $ 436,743
==============================================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2003 and 2002 were $2,183.2 million and $2,083.7 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.8 million and $0.5 million at December 31, 2003 and 2002, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has assets and operations in 2003 related to issuance of $200 million in senior notes and $20 million in trust preferred securities issued through the trust vehicle. See
Note 8 for more information. Prior to 2003, assets and operations had been limited to those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There were no dividends paid or declared in 2003 or 2001 by National Life, NLVF, or NLHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner. Statutory surplus at December 31, 2003 was $452.4 million. 2003 statutory net gain from operations was $18.8 million.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.


NOTE 14 - PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (PVFP) was $4.4 million, $4.8 million, and $5.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. The Company holds PVFP attributable to two purchased blocks of insurance. The first block was purchased in February 1996 and accrues interest at 5.88%. The second block was purchased in July 1999 and accrues interest at 5.30%. Amortization of PVFP was $7.2 million, $9.5 million, and $8.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. Projected amortization of PVFP during the next five years is as follows (in thousands):
                                                Projected
        Year                                   Amortization
        -----------------------------------------------------
        2004                                   $      8,809
        2005                                          7,974
        2006                                          6,987
        2007                                          6,677
        2008                                          6,193

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 15 - PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 76.5% and 67.8% of the face value of total insurance inforce at December 31, 2003 and 2002, respectively. The premiums on participating life insurance policies were 64.9%, 63.9% and 68.8% of total individual life insurance premiums in 2003, 2002, and 2001, respectively.

NOTE 16 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB revised Interpretation No. 46, "Consolidation of Variable Interest Entities - , interpretation of ARB No. 51" (FIN 46R). "Accounting Research Bulletin, No. 51, Consolidated Financial Statements" (ARB
51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved through ownership of a majority voting interest. FIN 46R clarifies the application of ARB 51, to certain "variable interest entities" (VIE) and addresses consolidation by business enterprises of VIEs where the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support, where the equity investors lack one or more characteristics of a controlling financial interest, or where the equity investors have voting rights that are disproportionate to their economic interests. Companies adopting FIN 46R must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIE's variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46R. Application of FIN 46R to VIEs owned prior to December 31, 2003 will be required on January 1, 2005. Application of FIN 46R to VIEs entered into subsequent to December 31, 2003 will be required immediately.

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $48.0 million. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. See Note 9 for more information. Management anticipates that adoption of FIN 46R will require consolidation of Lake Carlton Arms, with a corresponding increase in real estate investments, debt outstanding, and establishment of a receivable from the minority partner for withdrawals in excess of accumulated earnings.

The Company is continuing to evaluate the potential impact of adopting FIN 46R on the Company's results of operations and financial position. Management believes adoption of FIN 46R will not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In April 2003, the Financial Accounting Standards Board's (FASB's) Derivative Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG
B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The effective date of the implementation guidance is October 1, 2003. The Company has reviewed its reinsurance receivables/(payables) and insurance products and believes that there are no embedded derivatives requiring bifurcation under DIG B36.

In July 2003, the Accounting Standards Executive Committee issued SoP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SoP 03-1). SoP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. It also provides guidance on accounting for guaranteed minimum death benefits and for determining the classification of reinsurance contracts as either primarily investment or insurance at inception. The Company is currently assessing the effect that adoption of SoP 03-01 would have on its financial position and results of operations. The Company currently estimates the after-tax cumulative affect of adopting SoP 03-1 will be $1.8 million.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (FAS 150). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Included in the provisions of FAS 150 is guidance on the classification of certain mandatorily redeemable securities. In November 2003, the FASB issued "FSP 150-3 Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FAS 150" (FSP 150-3). Under the terms of FSP 150-3, the provisions of FAS 150 have been indefinitely deferred pending further action by the FASB.

The Company previously issued $5 million in mandatorily redeemable preferred stock through a subsidiary of NLCAP. Dividend payments on the preferred stock are currently included in minority interests expense, and the preferred stock outstanding is included in minority interests. Under the provisions of FAS 150, if subsequently adopted by the FASB in its current form, the dividend payments on the preferred stock will become interest expense on debt and the preferred stock included in debt liabilities.

NOTE 17 - OUTSOURCING INFORMATION TECHNOLOGY ACTIVITIES

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substantially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane, and therefore no additional expenses were accrued at December 31, 2003.

As the outsourcing decision occurred after the measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects will be in 2004.

The pension benefit obligation will be reduced in 2004 by $4.3 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 will be reduced by $0.8 million. Other post-employment benefit obligations will be reduced by $0.3 million, with a corresponding reduction in unrecognized losses. Projected service costs for 2004 will be reduced by $0.2 million. The curtailment will reduce deferred post-employment benefit plan amendments, resulting in a 2004 pre-tax benefit of $0.6 million.

                               NATIONAL VARIABLE
                               ANNUITY ACCOUNT II

                              FINANCIAL STATEMENTS




                                  ************


                               DECEMBER 31, 2003

                                                    PRICEWATERHOUSECOOPERS LLP
                                                    125 HIGH Street
                                                    Boston MA 02 1 10 Telephone
                                                    (617) 530 5000 Facsimile
                                                    (617) 530 5001


                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors of National Life lnsurance Company and
Contractholders of National Variable Annuity Account II:


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a Separate Account of National Life lnsurance Company) (the Variable Account) at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Variable Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.







/s/ Pricewaterhousecoopers LLP
------------------------------
Boston, Massachusetts
April 2, 2004

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

STATEMENTS OF NET ASSETS

DECEMBER 31, 2003

TOTAL ASSETS AND NET ASSETS:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)
  Alger American Growth Fund (1,147,661.68 units at $13.21 per unit)                                $15,155,342
                                                                                                    ===========
  Alger American Leveraged All Cap Fund (292,149.77 units at $7.19 per unit)                        $ 2,100,871
                                                                                                    ===========
  Alger American Small Capitalization Fund (638,099.32 units at $9.04 per unit)                     $ 5,765,569
                                                                                                    ===========
  American Century Variable Portfolios Income & Growth (767,740.18 units at $10.31 per unit)        $ 7,916,619
                                                                                                    ===========
  American Century Variable Portfolios Value (963,627.66 units at $14.46 per unit)                  $13,929,528
                                                                                                    ===========
  Dreyfus Socially Responsible Growth Fund (159,344.69 units at $6.65 per unit)                     $ 1,059,438
                                                                                                    ===========
  INVESCO Variable Investment Fund Dynamics (381,357.65 units at $6.63 per unit)                    $ 2,527,665
                                                                                                    ===========
  INVESCO Variable Investment Fund Health Sciences (534,106.75 units at $8.56 per unit)             $ 4,571,873
                                                                                                    ===========
  INVESCO Variable Investment Fund Technology (547,768.82 units at $4.04 per unit)                  $ 2,213,203
                                                                                                    ===========
  JP Morgan Series Trust II International Opportunities (228,845.56 units at $9.09 per unit)        $ 2,081,115
                                                                                                    ===========
  JP Morgan Series Trust II Small Company (118,426.04 units at $11.68 per unit)                     $ 1,383,364
                                                                                                    ===========
  Neuberger Berman Partners Portfolio (168,915.14 units at $10.23 per unit)                         $ 1,728,597
                                                                                                    ===========
  Sentinel Variable Products Trust Balanced Fund (1,134,775.51 units at $12.47 per unit)            $14,152,143
                                                                                                    ===========
  Sentinel Variable Products Trust Bond Fund (1,303,319.09 units at $13.63 per unit)                $17,765,696
                                                                                                    ===========
  Sentinel Variable Products Trust Common Stock (2,081,352.51 units at $12.59 per unit)             $26,202,211
                                                                                                    ===========
  Sentinel Variable Products Trust Growth Index (395,952.58 units at $7.39 per unit)                $ 2,926,049
                                                                                                    ===========
  Sentinel Variable Products Trust Mid Cap Growth (1,190,675.96 units at $13.30 per unit)           $15,838,143
                                                                                                    ===========
  Sentinel Variable Products Trust Money Market (1,010,025.42 units at $11.64 per unit)             $11,760,670
                                                                                                    ===========
  Sentinel Variable Products Trust Small Company (1,242,053.69 units at $21.64 per unit)            $26,875,879
                                                                                                    ===========
  Strong Capital Management Mid Cap Growth II (639,147.81 units at $12.51 per unit)                 $ 7,994,456
                                                                                                    ===========
  Strong Capital Management Opportunity II (597,575.44 units at $16.18 per unit)                    $ 9,670,414
                                                                                                    ===========
  VIPF Contrafund Portfolio (1,052,447.54 units at $15.53 per unit)                                 $16,340,274
                                                                                                    ===========
  VIPF Equity Income Portfolio (1,458,610.93 units at $13.20 per unit)                              $19,248,480
                                                                                                    ===========
  VIPF Growth Portfolio (1,247,702.58 units at $12.86 per unit)                                     $16,044,336
                                                                                                    ===========
  VIPF High Income Portfolio (926,868.19 units at $9.29 per unit)                                   $ 8,608,227
                                                                                                    ===========
  VIPF Index 500 Portfolio (2,313,638.45 units at $12.32 per unit)                                  $28,507,281
                                                                                                    ===========
  VIPF Investment Grade Bond Portfolio (1,885,368.97 units at $12.30 per unit)                      $23,182,923
                                                                                                    ===========
  VIPF Overseas Portfolio (1,064,456.93 units at $10.19 per unit)                                   $10,842,500
                                                                                                    ===========


The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                        AMERICAN CENTURY VARIABLE
                                            ALGER AMERICAN FUND                                PORTFOLIOS                DREYFUS
                                      ---------------------------------------------------------------------------------------------
                                                         LEVERAGED                       INCOME &                        SOCIALLY
                                         GROWTH           ALL CAP       SMALL CAP        GROWTH           VALUE        RESPONSIBLE
                                      -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Dividend income                       $      --       $      --       $      --       $    74,231     $   108,942     $     1,074

EXPENSES:
  Mortality and expense risk
  and administrative charges                179,775          21,520          63,870          85,790         151,664          12,291
                                      ---------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                        (179,775)        (21,520)        (63,870)        (11,559)        (42,722)        (11,217)
                                      ---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions                    --              --              --              --              --              --

Net realized (loss) gain from shares
  sold                                   (1,118,297)        (97,276)         77,340        (336,188)       (182,747)        (73,847)

Net unrealized appreciation
  on investments                          5,091,235         526,549       1,545,905       1,933,145       3,048,292         281,099
                                      ---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                     3,972,938         429,273       1,623,245       1,596,957       2,865,545         207,252
                                      ---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $ 3,793,163     $   407,753     $ 1,559,375     $ 1,585,398     $ 2,822,823     $   196,035
                                      =============================================================================================



   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                        NEUBERGER
                                            INVESCO VARIABLE INVESTMENT FUNDS           JP MORGAN SERIES TRUST II        BERMAN
                                      ---------------------------------------------------------------------------------------------
                                                          HEALTH                      INTERNATIONAL       SMALL         PARTNERS
                                         DYNAMICS        SCIENCES       TECHNOLOGY    OPPORTUNITIES      COMPANY        PORTFOLIO
                                      -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Dividend income                         $      --      $       --      $       --     $    11,486     $       --       $      --

EXPENSES:
  Mortality and expense risk
  and administrative charges                  26,714          47,739          18,788         20,666          15,831          17,839
                                      ---------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                          (26,714)        (47,739)        (18,788)        (9,180)        (15,831)        (17,839)
                                      ---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

  Capital gains distributions                      --             --             --             --              --             --

  Net realized (loss) gain from
    shares sold                              (151,518)      (199,852)         (98,973)        7,465         (46,278)        (41,342)

  Net unrealized appreciation
    on investments                             777,351     1,058,758          565,878       469,974         409,097         428,185
                                      ---------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                          625,833       858,906          466,905       477,439         362,819         386,843
                                      ---------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $   599,119   $   811,167      $   448,117   $   468,259     $   346,988     $   369,004
                                      =============================================================================================



   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II


             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                               SENTINEL VARIABLE PRODUCTS TRUST
                               ---------------------------------------------------------------------------------------------------
                                                               COMMON         GROWTH         MID CAP        MONEY         SMALL
                                BALANCED (A)    BOND (A)       STOCK          INDEX          GROWTH         MARKET        COMPANY
                               ---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income              $   108,574   $   315,080   $   195,809    $    22,571    $      --      $   109,253    $    25,912

EXPENSES:
  Mortality and expense risk
    and administrative charges      72,777       105,598       281,204         33,409        165,200        201,681        274,415
                               ---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)        35,797       209,482       (85,395)       (10,838)      (165,200)       (92,428)      (248,503)
                               ---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:

  Capital gains distributions      196,358       172,820          --             --             --             --           15,188

  Net realized gain (loss) from
    shares sold                     78,523       116,116      (870,208)      (250,051)    (1,260,646)          --          236,754
                               ---------------------------------------------------------------------------------------------------

  Net unrealized appreciation
    on investments               1,388,931       357,954     6,567,624        729,309      5,498,881           --        6,537,010
                               ---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS            1,663,812       646,890     5,697,416        479,258      4,238,235           --        6,788,952
                               ---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                   $ 1,699,609   $   856,372   $ 5,612,021    $   468,420    $ 4,073,035    $   (92,428)   $ 6,540,449
                               ===================================================================================================

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.


   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                 (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                        STRONG CAPITAL MANAGEMENT                        VARIABLE INSURANCE PRODUCTS FUND
                              -----------------------------------------------------------------------------------------------------
                               MID CAP                                          EQUITY                     HIGH
                               GROWTH II     OPPORTUNITY II   CONTRAFUND        INCOME      GROWTH         INCOME         INDEX 500
                              -----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income             $      --      $     6,474    $    56,045    $   266,262    $    32,672    $   399,184    $   338,102
EXPENSES:
  Mortality and expense risk
    and administrative charges     92,925        111,908        182,099        216,300        177,781         92,074        334,092
                              -----------------------------------------------------------------------------------------------------

NET INVESTMENT (LOSS) INCOME      (92,925)      (105,434)      (126,054)        49,962       (145,109)       307,110          4,010
                              -----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:

  Capital gains distributions        --             --             --             --             --             --             --

  Net realized loss from
    shares sold                (1,996,034)      (960,282)      (688,889)      (681,233)    (2,348,637)      (606,567)    (1,623,710)

  Net unrealized appreciation
    on investments              3,875,857      3,515,807      4,072,087      4,752,310      5,975,292      1,762,222      7,462,595
                              -----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS           1,879,823      2,555,525      3,383,198      4,071,077      3,626,655      1,155,655      5,838,885
                              -----------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS   $ 1,786,898    $ 2,450,091    $ 3,257,144    $ 4,121,039    $ 3,481,546    $ 1,462,765    $ 5,842,895
                              =====================================================================================================





   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                VARIABLE INSURANCE PRODUCTS
                                                           FUND                          GARTMORE
                                            -----------------------------------------------------------------
                                                INVESTMENT                       JP MORGAN      GOVERNMENT
                                                GRADE BOND      OVERSEAS         BALANCED (A)       BOND (A)
                                            -----------------------------------------------------------------
INVESTMENT INCOME:
  Dividend income                             $   859,841    $    62,397        $   353,814    $ 1,220,885

EXPENSES:
  Mortality and expense risk
    and administrative charges                    334,192        113,126             82,103        145,145
                                            -----------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                      525,649        (50,729)           271,711      1,075,740
                                            -----------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                     302,536           --                 --          173,951

  Net realized gain (loss) from shares sold       554,345       (210,035)        (1,018,166)      (525,266)
                                            -----------------------------------------------------------------
  Net unrealized (depreciation)
    appreciation on investments                  (551,313)     3,339,610          1,401,305       (835,156)
                                            -----------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                      305,568      3,129,575            383,139     (1,186,471)
                                            -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $   831,217    $ 3,078,846        $   654,850    $  (110,731)
                                            =================================================================


(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See
    Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                          AMERICAN CENTURY VARIABLE
                                                        ALGER AMERICAN FUND                       PORTFOLIOS              DREYFUS
                                     ----------------------------------------------------------------------------------------------
                                                         LEVERAGED                       INCOME &                        SOCIALLY
                                        GROWTH            ALL CAP        SMALL CAP        GROWTH          VALUE         RESPONSIBLE
                                     ----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                   $   (179,775)   $    (21,520)   $    (63,870)   $    (11,559)   $    (42,722)   $    (11,217)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions                   --              --              --              --              --              --

Net realized (loss) gain from           (1,118,297)        (97,276)         77,340        (336,188)       (182,747)        (73,847)
  shares sold

Net unrealized appreciation
  on investments                         5,091,235         526,549       1,545,905       1,933,145       3,048,292         281,099
                                     ----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                    3,972,938         429,273       1,623,245       1,596,957       2,865,545         207,252
                                     ----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              3,793,163         407,753       1,559,375       1,585,398       2,822,823         196,035
                                     ----------------------------------------------------------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                     635,916         187,520         252,354         585,389       1,144,695          73,183
  Transfers between investment
    sub-accounts and general
    account, net                           621,654         637,893         226,821         895,623       1,645,455          51,610

  Surrenders and lapses                   (807,634)       (125,352)       (303,281)       (344,289)       (818,131)        (54,212)
  Contract benefits                        (92,217)           --            (9,693)        (34,575)       (135,008)           --
  Loan collateral interest received             86               3               7               2              42            --
  Transfers for policy loans                  (123)             13            (498)              7             166            --
  Contract charges                         (13,563)         (1,581)         (4,951)         (4,610)         (8,941)           (549)
  Other                                     (4,273)           (168)          6,149             393          (2,992)             60
                                     ----------------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                           339,846         698,328         166,908       1,097,940       1,825,286          70,092
                                     ----------------------------------------------------------------------------------------------

  Increase in net assets                 4,133,009       1,106,081       1,726,283       2,683,338       4,648,109         266,127

  Net assets, beginning of period       11,022,333         994,790       4,039,286       5,233,281       9,281,419         793,311
                                     ----------------------------------------------------------------------------------------------

  NET ASSETS, END OF PERIOD           $ 15,155,342    $  2,100,871    $  5,765,569    $  7,916,619    $ 13,929,528    $  1,059,438
                                     ==============================================================================================
UNITS ISSUED, TRANSFERRED
  AND REDEEMED:
  Beginning balance                 1,112,587.18     183,800.39    627,551.21     647,417.35       816,576.81    148,267.80
  Units issued                         65,631.01      29,094.75     15,948.05      64,152.56        92,220.23     11,565.37
  Units transferred                    64,159.07      98,972.56     14,334.44      98,150.99       132,563.03      8,156.11
  Units redeemed                      (94,715.58)    (19,717.93)   (19,734.38)    (41,980.72)      (77,732.48)    (8,644.59)
                                  -------------------------------------------------------------------------------------------
  Ending balance                    1,147,661.68     292,149.77    638,099.32     767,740.18       963,627.66    159,344.69
                                  ===========================================================================================


   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
                      (A SEPARATE ACCOUNT OF NATIONAL LIFE
                               INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                                  NEUBERGER
                                            INVESCO VARIABLE INVESTMENT FUNDS    JP MORGAN SERIES TRUST II        BERMAN
                                      ---------------------------------------------------------------------------------------
                                                        HEALTH                    INTERNATIONAL       SMALL        PARTNERS
                                          DYNAMICS      SCIENCE      TECHNOLOGY   OPPORTUNITIES      COMPANY       PORTFOLIO
                                      ---------------------------------------------------------------------------------------
NET INVESTMENT LOSS                   $   (26,714)   $   (47,739)   $   (18,788)   $    (9,180)   $   (15,831)   $   (17,839)

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:

Capital gains distributions                  --             --             --             --             --             --

Net realized (loss) gain from            (151,518)      (199,852)       (98,973)         7,465        (46,278)       (41,342)
  shares sold

Net unrealized appreciation
  on investments                          777,351      1,058,758        565,878        469,974        409,097        428,185
                                      ---------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                     625,833        858,906        466,905        477,439        362,819        386,843
                                      ---------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS               599,119        811,167        448,117        468,259        346,988        369,004
                                      ---------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                    256,643        673,298        474,828        408,633         91,674        152,206
  Transfers between investment
  sub-accounts and general account,
    net                                   279,459        490,941        573,085        199,151         68,673        256,696
  Surrenders and lapses                  (172,179)      (217,650)       (59,043)       (89,942)       (80,622)       (78,147)
  Contract benefits                          --             (587)       (25,223)        (7,457)       (47,450)        (4,836)
  Loan collateral interest received          --                2              6           --               16           --
  Transfers for policy loans                 --               13             26           --               67           --
  Contract charges                         (1,273)        (2,780)        (1,153)        (1,182)        (1,118)        (1,011)
  Other                                        11            529          3,160           (637)          (105)           188
                                      ---------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                          362,661        943,766        965,686        508,566         31,135        325,096
                                      ---------------------------------------------------------------------------------------

  Increase in net assets                  961,780      1,754,933      1,413,803        976,825        378,123        694,100

  Net assets, beginning of period       1,565,885      2,816,940        799,400      1,104,290      1,005,241      1,034,497
                                      ---------------------------------------------------------------------------------------

  NET ASSETS, END OF PERIOD           $ 2,527,665    $ 4,571,873    $ 2,213,203    $ 2,081,115    $ 1,383,364    $ 1,728,597
                                      =======================================================================================

UNITS ISSUED, TRANSFERRED AND
REDEEMED:
  Beginning balance               321,110.70    414,706.10    283,490.20    158,604.86    115,400.73    134,673.05
  Units issued                     42,634.74     85,182.36    129,945.85     56,438.43      8,907.70     16,031.73
  Units transferred                46,425.04     62,111.45    156,835.78     27,505.78      6,672.76     27,037.57
  Units redeemed                  (28,812.83)   (27,893.16)   (22,503.01)   (13,703.51)   (12,555.15)    (8,827.21)
                                -----------------------------------------------------------------------------------
  Ending balance                  381,357.65    534,106.75    547,768.82    228,845.56    118,426.04    168,915.14
                                ===================================================================================














   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                 SENTINEL VARIABLE PRODUCTS TRUST
                                   -----------------------------------------------------------------------------------------------
                                                                  COMMON         GROWTH       MID CAP        MONEY         SMALL
                                    BALANCED (A)     BOND (A)     STOCK          INDEX        GROWTH         MARKET        COMPANY
                                  ------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)      $     35,797  $    209,482  $    (85,395) $    (10,838) $   (165,200) $    (92,428) $   (248,503)

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:

Capital gains distributions            196,358       172,820          --            --            --            --          15,188

Net realized gain (loss) from           78,523       116,116      (870,208)     (250,051)   (1,260,646)         --         236,754
  shares sold

Net unrealized appreciation
  on investments                     1,388,931       357,954     6,567,624       729,309     5,498,881          --       6,537,010
                                  ------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                1,663,812       646,890     5,697,416       479,258     4,238,235          --       6,788,952
                                  ------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS          1,699,609       856,372     5,612,021       468,420     4,073,035       (92,428)    6,540,449
                                  ------------------------------------------------------------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                 904,415       813,475     3,327,273       294,696     1,926,095     3,687,804     3,516,350
  Transfers between investment
    sub-accounts and general        12,142,328    16,869,896     1,528,960       168,103     1,208,949    (4,961,855)    3,810,521
    account, net
  Surrenders and lapses               (505,698)     (751,308)   (1,530,896)     (166,021)     (720,291)   (5,049,817)   (1,627,706)
  Contract benefits                    (83,739)      (17,662)     (204,227)         --        (151,877)         --        (107,847)
  Loan collateral interest
    received                              --             255          --            --              26           997            45
  Transfers for policy loans              --             332          --            --              99          (145)         (163)
  Contract charges                      (4,229)       (5,864)      (17,914)       (1,620)      (11,204)      (11,330)      (15,379)
  Other                                   (543)          200           563            19         4,372           805         1,421
                                  ------------------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                    12,452,534    16,909,324     3,103,759       295,177     2,256,169    (6,333,541)    5,577,242
                                  ------------------------------------------------------------------------------------------------

  Increase (decrease) in
    net assets                      14,152,143    17,765,696     8,715,780       763,597     6,329,204    (6,425,969)   12,117,691

  Net assets, beginning
    of period                             --            --      17,486,431     2,162,452     9,508,939    18,186,639    14,758,188
                                  ------------------------------------------------------------------------------------------------

  NET ASSETS, END OF PERIOD       $ 14,152,143  $ 17,765,696  $ 26,202,211  $  2,926,049  $ 15,838,143  $ 11,760,670  $ 26,875,879
                                  ================================================================================================



UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
  Beginning balance           --              --         1,800,411.01    357,764.90    1,000,052.44    1,551,827.66      937,943.44
  Units issued              82,417.60       62,700.17      301,173.22     38,125.45      162,735.60      315,472.89      191,736.00
  Units transferred      1,106,507.05    1,300,280.13        8,396.16     21,747.85      102,143.99     (424,461.48)     207,776.26
  Units redeemed           (54,149.14)     (59,661.18)    (158,627.88)   (21,685.62)     (74,256.07)    (432,813.65)     (95,402.01)
                        -----------------------------------------------------------------------------------------------------------
  Ending balance         1,134,775.51    1,303,319.09    2,081,352.51    395,952.58    1,190,675.96    1,010,025.42    1,242,053.69
                        ===========================================================================================================

(a) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003



                               STRONG CAPITAL MANAGEMENT                        VARIABLE INSURANCE PRODUCTS FUND
                             ------------------------------   ---------------------------------------------------------------------
                                MID CAP                                       EQUITY                      HIGH              INDEX
                               GROWTH II    OPPORTUNITY II    CONTRAFUND      INCOME        GROWTH        INCOME            500
                             ------------------------------------------------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME $    (92,925)  $   (105,434)  $   (126,054)  $     49,962   $   (145,109)  $    307,110   $      4,010

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:

Capital gains distributions          --             --             --             --             --             --             --

Net realized loss from shares
  sold                         (1,996,034)      (960,282)      (688,889)      (681,233)    (2,348,637)      (606,567)    (1,623,710)
                             ------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  on investments                3,875,857      3,515,807      4,072,087      4,752,310      5,975,292      1,762,222      7,462,595
                             ------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS             1,879,823      2,555,525      3,383,198      4,071,077      3,626,655      1,155,655      5,838,885
                             ------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS     1,786,898      2,450,091      3,257,144      4,121,039      3,481,546      1,462,765      5,842,895
                             ------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT
  TRANSACTIONS:
  Participant deposits            498,341        521,189      1,511,003      1,458,183      1,228,703      1,365,177      1,491,763
  Transfers between
    investment sub-accounts
    and general account, net      535,912        260,594      1,707,880      1,052,779      1,214,767      1,294,057      1,475,060
  Surrenders and lapses          (396,411)      (598,362)    (1,055,668)      (989,837)      (769,292)      (546,637)    (1,409,393)
  Contract benefits               (32,170)       (70,290)       (51,119)      (104,706)       (66,810)       (15,449)       (54,943)
  Loan collateral
    interest received                 152             26           --             --               79              6            184
  Transfers for policy loans          (28)           111           --             --             (739)            26         (5,927)
  Contract charges                 (7,337)        (5,954)       (11,472)       (10,967)       (12,835)        (4,265)       (23,485)
  Other                             5,214          2,310          2,718          2,868          5,888         (1,802)         3,543
                             ------------------------------------------------------------------------------------------------------
Total net accumulation unit
  transactions                    603,673        109,624      2,103,342      1,408,320      1,599,761      2,091,113      1,476,802
                             ------------------------------------------------------------------------------------------------------

Increase in net assets          2,390,571      2,559,715      5,360,486      5,529,359      5,081,307      3,553,878      7,319,697

Net assets, beginning
  of period                     5,603,885      7,110,699     10,979,788     13,719,121     10,963,029      5,054,349     21,187,584
                             ------------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD    $  7,994,456   $  9,670,414   $ 16,340,274   $ 19,248,480   $ 16,044,336   $  8,608,227   $ 28,507,281
                             ======================================================================================================




UNITS ISSUED, TRANSFERRED
  AND REDEEMED:

  Beginning balance        593,006.69    593,692.26       895,933.04    1,336,207.02    1,116,957.82     683,024.77    2,177,585.48
  Units issued              38,090.18     18,461.94       112,437.20      126,737.74      100,419.05     159,192.46      153,315.83
  Units transferred         40,961.88      9,230.95       127,087.27       91,502.12       99,280.09     150,899.20      103,666.59
  Units redeemed           (32,910.94)   (23,809.71)      (83,009.97)     (95,835.95)     (68,954.38)    (66,248.24)    (120,929.45)
                         ----------------------------------------------------------------------------------------------------------
  Ending balance           639,147.81    597,575.44     1,052,447.54    1,458,610.93    1,247,702.58     926,868.19    2,313,638.45
                         ==========================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A SEPARATE ACCOUNT OF NATIONAL LIFE
    INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                       VARIABLE INSURANCE PRODUCTS FUND            GARTMORE
                                       -------------------------------  ------------------------------
                                         INVESTMENT                       JP MORGAN       GOVERNMENT
                                         GRADE BOND         OVERSEAS      BALANCED (A)    BOND (A)
                                       -------------------------------  -----------------------------
NET INVESTMENT INCOME (LOSS)            $    525,649    $    (50,729)   $    271,711    $  1,075,740

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

  Capital gains distributions                302,536            --              --           173,951

  Net realized gain (loss) from
    shares sold                              554,345        (210,035)     (1,018,166)       (525,266)

  Net unrealized (depreciation)
    appreciation on investments             (551,313)      3,339,610       1,401,305        (835,156)
                                       -------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS                 305,568       3,129,575         383,139      (1,186,471)
                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  831,217       3,078,846         654,850        (110,731)
                                       -------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                     2,453,111       1,042,090         435,523       1,105,462
  Transfers between investment
    sub-accounts and general account,
    net                                    1,911,159         422,391      (9,825,595)    (15,933,607)
  Surrenders and lapses                   (2,037,035)       (540,818)       (523,881)       (842,808)
  Contract benefits                         (137,828)        (39,765)       (103,961)        (45,180)
  Loan collateral interest received               79            --              --                51
  Transfers for policy loans                     367            --              --            (9,766)
  Contract charges                           (14,906)         (6,707)         (4,831)         (5,498)
  Other                                         (120)           (941)           (167)         (1,004)
                                       -------------------------------------------------------------
  Total net accumulation unit
    transactions                           2,174,827         876,250     (10,022,912)    (15,732,350)
                                       -------------------------------------------------------------

  Increase (decrease) in net assets        3,006,044       3,955,096      (9,368,062)    (15,843,081)

  Net assets, beginning of period         20,176,879       6,887,404       9,368,062      15,843,081
                                       -------------------------------------------------------------
NET ASSETS, END OF PERIOD               $ 23,182,923    $ 10,842,500    $       --      $       --
                                       =============================================================





UNITS ISSUED, TRANSFERRED AND
  REDEEMED:
  Beginning balance                    1,702,427.77         956,027.37            916,629.63      1,213,264.09
  Units issued                           206,349.77         128,951.05             39,830.07         85,252.19
  Units transferred                      160,762.08          52,267.81           (898,584.32)    (1,228,784.84)
  Units redeemed                        (184,170.65)        (72,789.30)           (57,875.38)       (69,731.44)
                                    --------------------------------------------------------------------------
  Ending balance                       1,885,368.97       1,064,456.93                --                 --
                                    ==========================================================================

(a) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II

            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                   AMERICAN CENTURY VARIABLE
                                            ALGER AMERICAN FUND                           PORTFOLIOS                  DREYFUS
                                 ------------------------------------------------------------------------------------------------
                                                                      LEVERAGED                      VP INCOME &      SOCIALLY
                                      GROWTH        SMALL CAP          ALL CAP        VP VALUE        GROWTH         RESPONSIBLE
                                 ------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                 $   (195,488)   $    (71,837)   $    (15,637)   $    (52,835)   $    (18,655)   $     (7,980)

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:

  Capital gains distributions               --              --              --           417,874            --              --

  Net realized loss from shares
    sold                              (3,743,769)     (1,037,936)       (188,422)       (166,373)       (513,788)        (37,841)

Net unrealized depreciation
  on investments                      (2,293,893)       (609,597)       (293,709)     (1,564,255)       (628,271)       (224,514)
                                 ------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                 (6,037,662)     (1,647,533)       (482,131)     (1,312,754)     (1,142,059)       (262,355)
                                 ------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           (6,233,150)     (1,719,370)       (497,768)     (1,365,589)     (1,160,714)       (270,335)
                                 ------------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                 1,001,930         489,635         349,741       2,091,349         859,839         449,781
  Transfers between investment
    sub-accounts and general
    account, net                         (36,678)       (631,736)        169,711       2,762,441         677,428         127,918
  Surrenders and lapses               (1,158,942)       (406,817)        (41,354)       (524,468)       (234,592)         (4,924)
  Contract benefits                     (171,649)        (35,427)           (765)       (244,465)       (128,037)           --
  Loan collateral interest
    received                                 211             132              23              44               5            --
  Transfers for policy loans                 597             711              (5)         (1,855)              4            --
  Contract charges                       (14,771)         (4,970)         (1,080)         (5,641)         (3,417)           (348)
  Other                                    3,598          36,185             418           1,800           1,903            (664)
                                 ------------------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                        (375,704)       (552,287)        476,689       4,079,205       1,173,133         571,763
                                 ------------------------------------------------------------------------------------------------
  (Decrease) increase in net
    assets                            (6,608,854)     (2,271,657)        (21,079)      2,713,616          12,419         301,428

  Net assets, beginning of period     17,631,187       6,310,943       1,015,869       6,567,803       5,220,862         491,883
                                 ------------------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD           $ 11,022,333    $  4,039,286    $    994,790    $  9,281,419    $  5,233,281    $    793,311
                                 ================================================================================================





UNITS ISSUED, TRANSFERRED
  AND REDEEMED:
  Beginning balance         1,176,016.07      713,337.23      122,328.68      497,921.29      513,559.72       64,416.84
  Units issued                169,152.58       76,054.37       45,101.06      163,370.08       98,109.94       65,961.89
  Units transferred            (6,192.23)     (98,126.73)      21,885.18      215,793.83       77,296.36       18,759.60
  Units redeemed             (226,389.24)     (63,713.66)      (5,514.53)     (60,508.32)     (41,548.67)        (870.53)
                           ----------------------------------------------------------------------------------------------
  Ending balance            1,112,587.18      627,551.21      183,800.39      816,576.88      647,417.35      148,267.80
                           ==============================================================================================













   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                                   NEUBERGER
                                       INVESCO VARIABLE INVESTMENT FUNDS           JP MORGAN SERIES TRUST II         BERMAN
                                    -----------------------------------------------------------------------------------------
                                                                      HEALTH        INTERNATIONAL     SMALL         PARTNERS
                                       DYNAMICS        TECHNOLOGY      SCIENCE      OPPORTUNITIES     COMPANY       PORTFOLIO
                                    -----------------------------------------------------------------------------------------
NET INVESTMENT LOSS                   $   (22,480)   $ (10,782)      $  (32,761)   $   (10,732)   $   (12,433)   $    (9,508)

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:

Capital gains distributions                  --             --             --             --             --             --

  Net realized loss from shares
    sold                                 (323,507)      (322,185)       (99,148)      (450,895)      (147,421)      (133,678)

  Net unrealized (depreciation)
    appreciation on investments          (369,395)      (180,366)      (538,514)       241,572       (108,220)      (142,713)
                                    -----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                    (692,902)      (502,551)      (637,662)      (209,323)      (255,641)      (276,391)
                                    -----------------------------------------------------------------------------------------

DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS              (715,382)      (513,333)      (670,423)      (220,055)      (268,074)      (285,899)
                                    -----------------------------------------------------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                    406,261        369,472      1,127,084        255,357        114,744        393,259
  Transfers between investment
    sub-accounts and general
    account, net                          582,814        212,289        759,245         44,065        151,704         48,546
  Surrenders and lapses                   (58,470)       (21,247)       (90,163)       (87,256)       (51,251)       (61,122)
  Contract benefits                          (290)           (98)        (2,823)       (10,078)        (6,460)        (7,488)
  Loan collateral interest received          --             --             --             --                9           --
  Transfers for policy loans                 --             --             --             --               31           --
  Contract charges                           (780)          (710)        (2,206)          (909)          (932)          (645)
  Other                                     1,319           (365)           603            219             42             69
                                    -----------------------------------------------------------------------------------------
  Total net accumulation unit
    transactions                          930,854        559,341      1,791,740        201,398        207,887        372,619
                                    -----------------------------------------------------------------------------------------

  Increase (decrease) in net assets       215,472         46,008      1,121,317        (18,657)       (60,187)        86,720

  Net assets, beginning of period       1,350,413        753,392      1,695,623      1,122,947      1,065,428        947,777
                                    -----------------------------------------------------------------------------------------

NET ASSETS, END OF PERIOD             $ 1,565,885    $   799,400    $ 2,816,940    $ 1,104,290    $ 1,005,241    $ 1,034,497
                                    =========================================================================================




UNITS ISSUED, TRANSFERRED AND
  REDEEMED:
  Beginning balance                  185,977.17    140,047.82     185,979.64     129,932.62       94,501.13     92,299.75
  Units issued                        58,977.54     94,750.68     143,879.10      36,354.17       11,535.61     44,720.43
  Units transferred                   84,608.02     54,441.28      96,922.22       6,273.36       15,251.33      5,520.53
  Units redeemed                      (8,452.03)    (5,749.58)    (12,074.86)    (13,955.29)      (5,887.34)    (7,867.66)
                                    --------------------------------------------------------------------------------------
  Ending balance                     321,110.70    283,490.20     414,706.10     158,604.86      115,400.73    134,673.05
                                    ======================================================================================







   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
            (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                            SENTINEL VARIABLE PRODUCTS                            STRONG CAPITAL MANAGEMENT
                            -------------------------------------------------------------------------------------------------------
                                   TRUST
                                   MONEY         COMMON       SMALL         MID CAP          GROWTH                      MID CAP
                                   MARKET        STOCK       COMPANY        GROWTH           INDEX      OPPORTUNITY II   GROWTH II
                            -------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS          $    (13,430)  $    (31,389)  $   (155,196)  $   (158,493)  $     (9,013)  $    (67,258)  $   (103,194)

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:

Capital gains distributions          --             --           16,117           --             --          153,959           --

Net realized (loss) gain from        --       (1,077,954)        21,705     (1,937,868)      (149,002)    (1,468,124)    (4,223,853)
  shares sold

Net unrealized (depreciation)
  appreciation on investments        --       (2,885,178)    (2,555,133)    (1,240,644)      (315,197)    (1,055,310)       612,953
                            --------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                --       (3,963,132)    (2,517,311)    (3,178,512)      (464,199)    (2,369,475)    (3,610,900)
                            --------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS       (13,430)    (3,994,521)    (2,672,507)    (3,337,005)      (473,212)    (2,436,733)    (3,714,094)
                            --------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT
  TRANSACTIONS:
  Participant deposits          5,500,432      2,876,818      3,040,440      1,134,729        488,394        827,004        588,314
  Transfers between
    investment sub-accounts
    and general
    account, net                 (263,387)     1,689,211      3,594,940       (545,777)       996,734      2,015,275       (733,733)
  Surrenders and lapses        (2,695,345)    (1,029,668)      (872,843)      (668,785)       (77,924)      (295,905)      (483,955)
  Contract benefits               (46,435)      (519,907)      (209,558)      (241,767)        (1,718)          (558)       (16,600)
  Loan collateral
    interest received               1,256           --              126            139           --               97            317
  Transfers for
    policy loans                    3,964           --             (812)        (1,330)          --              (39)           569
  Contract charges                (11,603)       (15,275)        (9,664)       (10,629)        (1,214)        (4,470)        (7,799)
  Other                             1,188          4,735         (4,157)         1,342          2,548          1,292          1,440
                            --------------------------------------------------------------------------------------------------------
  Total net
    accumulation unit
    transactions                2,490,070      3,005,914      5,538,472       (332,078)     1,406,820      2,542,696       (651,447)
                            --------------------------------------------------------------------------------------------------------
  Increase (decrease) in
    net assets                  2,476,640       (988,607)     2,865,965     (3,669,083)       933,608        105,963     (4,365,541)

  Net assets, beginning
    of period                  15,709,999     18,475,038     11,892,223     13,178,022      1,228,844      7,004,736      9,969,426
                            --------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD    $ 18,186,639   $ 17,486,431   $ 14,758,188   $  9,508,939   $  2,162,452   $  7,110,699   $  5,603,885
                            ========================================================================================================


UNITS ISSUED, TRANSFERRED AND
REDEEMED:
  Beginning balance        1,339,572.89    1,550,727.39    641,556.80    1,037,504.10    152,290.12    422,080.77    649,737.70
  Units issued               468,859.47      238,960.37    162,706.57      127,974.41     71,332.97     55,816.10     51,233.10
  Units transferred          (22,451.23)     140,312.84    192,380.17      (61,552.57)   145,579.18    136,014.82    (63,896.85)
  Units redeemed            (234,153.47)    (129,589.59)   (58,700.10)    (103,873.50)   (11,437.37)   (20,219.43)   (44,067.26)
  Ending balance           1,551,827.66    1,800,411.01    937,943.44    1,000,052.44    357,764.90    593,692.26    593,006.69




   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                VARIABLE INSURANCE PRODUCTS FUND
                                     -------------------------------------------------------------------------------
                                          EQUITY                                          HIGH             INDEX
                                          INCOME        OVERSEAS           GROWTH        INCOME            500
                                     -------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)          $     29,758    $    (49,255)   $   (153,977)   $    393,088    $    (17,028)

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS

  Capital gains distributions              309,299            --              --              --              --

  Net realized loss from shares
    sold                                  (865,587)     (3,480,293)     (3,689,863)     (1,081,706)     (3,032,746)

  Net unrealized (depreciation)
    appreciation on investments         (2,426,412)      1,700,532      (1,334,647)        779,787      (3,669,090)
                                     -------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                   (2,982,700)     (1,779,761)     (5,024,510)       (301,919)     (6,701,836)
                                     -------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             (2,952,942)     (1,829,016)     (5,178,487)         91,169      (6,718,864)
                                     -------------------------------------------------------------------------------

ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                   1,651,143       1,066,201       1,466,374       1,007,032       2,989,257
  Transfers between investment
    sub-accounts and general
    account, net                         2,314,903        (536,499)       (921,237)        213,555      (1,193,201)
  Surrenders and lapses                   (949,448)       (395,144)       (732,489)       (394,107)     (1,144,362)
  Contract benefits                       (133,593)        (57,155)       (191,238)        (16,467)       (391,029)
  Loan collateral interest received             82               5              66            --               251
  Transfers for policy loans                   459               5             (92)           --               524
  Contract charges                          (8,491)         (5,926)        (12,103)         (2,951)        (21,772)
  Other                                     (2,422)            266          (1,829)          3,975           3,937
                                     -------------------------------------------------------------------------------
Total net accumulation unit
   transactions                          2,872,633          71,753        (392,548)        811,037         243,605
                                     -------------------------------------------------------------------------------

(Decrease) increase in net assets          (80,309)     (1,757,263)     (5,571,035)        902,206      (6,475,259)

Net assets, beginning of period         13,799,430       8,644,667      16,534,064       4,152,143      27,662,843

NET ASSETS, END OF PERIOD             $ 13,719,121    $  6,887,404    $ 10,963,029    $  5,054,349    $ 21,187,584
                                     -------------------------------------------------------------------------------
UNITS ISSUED, TRANSFERRED AND
REDEEMED:
  Beginning balance                   1,100,806.66      943,360.18     1,161,109.49       572,401.28     2,179,936.83
  Units issued                          135,304.32      188,225.92       164,929.82       137,356.74       235,560.05
  Units transferred                     189,696.70      (94,712.93)     (103,615.75)       29,128.39       (78,355.94)
  Units redeemed                        (89,600.66)     (80,845.80)     (105,465.74)      (55,861.64)     (159,555.46)
                                     ---------------------------------------------------------------------------------
  Ending balance                      1,336,207.02      956,027.37     1,116,957.82       683,024.77     2,177,585.48
                                     =================================================================================


   The accompanying notes are an integral part of these financial statements.

                      NATIONAL VARIABLE ANNUITY ACCOUNT II
             (A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                        VARIABLE INSURANCE PRODUCTS FUND      MARKET STREET FUND
                                     --------------------------------------------------------------
                                                      INVESTMENT
                                         CONTRAFUND   GRADE BOND          MANAGED          BOND
                                     --------------------------------------------------------------
NET INVESTMENT (LOSS) INCOME          $    (64,609)   $    172,979    $    111,344    $    287,351

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS

  Capital gains distributions                 --              --              --              --

  Net realized (loss) gain from
    shares sold                           (999,810)        140,035        (441,355)        191,833

  Net unrealized (depreciation)
    appreciation on investments           (185,055)        964,564        (809,321)        497,792
                                      -------------------------------------------------------------
NET REALIZED AND UNREALIZED
  (LOSS) GAIN ON INVESTMENTS            (1,184,865)      1,104,599      (1,250,676)        689,625
                                      -------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             (1,249,474)      1,277,578      (1,139,332)        976,976
                                      -------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
  Participant deposits                   1,041,739       3,348,189       1,294,517       1,695,342
  Transfers between investment
    sub-accounts and general
    account, net                           758,219       8,975,650       1,264,044       4,185,152
  Surrenders and lapses                 # (518,975)   # (1,233,220)       (596,791)     (1,022,304)
  Contract benefits                        (47,389)       (451,495)        (23,387)        (75,430)
  Loan collateral interest received           --              --              --              --
  Transfers for policy loans                  --              (638)           --              (640)
  Contract charges                         (10,063)         (8,335)         (7,336)         (8,061)
  Other                                      2,398          (5,631)          4,490           1,506

  Total net accumulation unit
    transactions                         1,225,930      10,624,520       1,935,537       4,775,565
                                      -------------------------------------------------------------
  (Decrease) increase in net assets        (23,544)     11,902,098         796,205       5,752,541

  Net assets, beginning of period       11,003,332       8,274,781       8,571,857      10,090,540
                                      -------------------------------------------------------------
NET ASSETS, END OF PERIOD             $ 10,979,788    $ 20,176,879    $  9,368,062    $ 15,843,081
                                      =============================================================

UNITS ISSUED, TRANSFERRED AND
REDEEMED:
  Beginning balance                    802,651.88       759,750.40      742,241.96      831,321.19
  Units issued                          79,266.11       297,073.37      116,633.17      135,591.04
  Units transferred                     57,693.02       796,378.77      113,887.62      334,722.51
  Units redeemed                       (43,677.97)     (150,774.77)     (56,133.12)     (88,370.65)
  Ending balance                       895,933.04     1,702,427.77      916,629.63    1,213,264.09



   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the Variable Account) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable annuity products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable annuity contracts issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain mutual fund portfolios within the Sentinel Variable Products Trust (SVPT).

The Variable Account invests the accumulated contractholder account values in shares of mutual fund portfolios within Alger American Fund, American Century Variable Portfolios, Inc. (ACVP), Dreyfus, INVESCO Variable Investment Fund, JP Morgan Series Trust II, Neuberger Berman Management, Inc, SVPT, Strong Capital Management and Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF). Net premiums received by the Variable Account are deposited in investment portfolios as designated by the contractholder. Contractholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Variable Account as of December 31, 2003. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder account values of the underlying variable annuity contracts investing in the sub-account.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc.
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 9 for additional information on fund substitutions.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Variable Account's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Alger American Growth Fund, Alger American Leveraged All Cap Fund, Alger American Small Cap Fund, ACVP Income & Growth, ACVP Value, Dreyfus Socially Responsible Growth Fund, INVESCO Variable Investment Fund Dynamics, INVESCO Variable Investment Fund Health Sciences, INVESCO Variable Investment Fund Technology, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Neuberger Berman Partners Portfolio, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock, SVPT Growth Index, SVPT Mid Cap Growth, SVPT Money Market, SVPT Small Company, Strong Capital Management Mid Cap Growth II, Strong Capital Management Opportunity II, VIPF Contrafund, VIPF Equity Income, VIPF Growth, VIPF High Income, VIPF Index 500, VIPF Investment Grade Bond, VIPF Overseas.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

PARTICIPANT TRANSACTIONS

Payments received from policyholders represent participant deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the contracts. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

FEDERAL INCOME TAXES

The operations of the Variable Account are part of and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a Policy within the Segment. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

                             CHARGES AND DEDUCTIONS
------------------------------------------------------------------------------------------------------------------------
                                 WHEN CHARGE IS
DESCRIPTION OF CHARGE            DEDUCTED                       AMOUNT DEDUCTED              HOW DEDUCTED

                                                                Annual Rate of 1.25% of
                                                                the average daily net        Deducted from sub-
Mortality and Expense            Daily                          assets of each sub-          accounts as a Reduction
Risk Charge                                                     account of the Separate      in Unit Value
                                                                Account

                                                                Annual Rate of 0.15% of
                                                                the average daily net        Deducted from sub-
Administration Charge            Daily                          assets of each sub-          accounts as a Reduction
                                                                account of the Separate      in Unit Value
                                                                Account

                                 Upon Withdrawal or             0% - 7% of Net               Deducted from
Contingent Deferred              Surrender, depending on        Premium Payments             Accumulated Value upon
Sales Charge                     the specifics and duration     withdrawn or                 Surrender or Lapse
                                 of the Policy                  surrendered

                                 Annually on Contract                                        Unit Liquidation from
Annual Contract Fee              Anniversary on Contract        $30                          Account Value
                                 Values under $50,000

                                                                Currently no Amount is       Deducted from Transfer
Transfer Charge                  Upon making a Transfer         assessed                     amount

                                 Upon Premium Payment,                                       Deducted from Premium
                                 Annuitization, Death of        Amount of Premium            Payment or by Unit
Premium Taxes                    owner, or Surrender,           Taxes, up to 3.5%            Liquidation from Account
                                 depending on specifics of                                   Value
                                 the Policy

                                 On the Date of Issue of        Amounts vary depending       Unit liquidation from
Riders                           the Policy and on each         on the specifics of the      Account Value
                                 Monthly Policy Date            Policy
------------------------------------------------------------------------------------------------------------------------

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2003, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2003, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2004.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2003 are set forth below:


Portfolio                                    Shares             Cost
--------------------------------------    -----------       ------------
Alger American Fund
  Growth                                       455,252       $12,052,777
  Leveraged All Cap                             74,791         1,853,543
  Small Cap                                    331,736         4,353,343
American Century Variable Portfolios
  Income & Growth                            1,204,965         7,117,547
  Value                                      1,788,129        11,860,862
Dreyfus
  Socially Responsible                          44,533         1,032,690
INVESCO Variable Investment Funds
  Dynamics                                     214,755         2,086,764
  Health Sciences                              260,209         4,004,453
  Technology                                   186,454         1,883,406
JP Morgan Series Trust II
  International Opportunities                  220,224         1,614,476
  Small Company                                 98,390         1,169,922
Neuberger Berman
  Partners Portfolio                            90,745         1,479,730
Sentinel Variable Products Trust
  Balanced                                   1,256,851        12,763,212
  Bond                                       1,733,239        17,407,742
  Common Stock                               2,591,712        23,282,295
  Growth Index                                 385,514         2,510,539
  Mid Cap Growth                             1,915,132        14,117,604
  Money Market                              11,760,670        11,760,670
  Small Company                              1,998,207        21,905,865
Strong Capital Management
  Mid Cap Growth II                            582,262         9,363,350
Opportunity II                                 509,237         8,630,406
Variable Insurance Products Fund
  Contrafund                                   706,454        14,698,960
  Equity Income                                830,392        17,435,823
  Growth                                       516,892        17,011,310
  High Income                                1,238,594         7,530,679
  Index 500                                    226,015        29,237,378
  Investment Grade Bond                      1,698,383        22,647,695
  Overseas                                     695,478         8,861,630


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2003 aggregated the following:

                                                       Sales
Portfolio                               Purchases      Proceeds
------------------------------------   ------------------------
Alger American Fund
  Growth                               $ 5,585,288   $ 5,425,217
  Leveraged All Cap                      1,143,431       466,624
  Small Cap                                967,744       864,706
American Century Variable Portfolios
  Income & Growth                        2,078,899       992,517
  Value                                  4,166,096     2,383,530
Dreyfus
  Socially Responsible                     204,215       145,340
Gartmore
  JP Morgan Balanced             (A)    12,755,386    22,506,588
  Government Bond                (A)    25,988,808    40,471,465
INVESCO Variable Investment Funds
  Dynamics                                 828,979       493,032
  Health Sciences                        1,746,903       850,876
  Technology                             1,251,586       304,687
JP Morgan Series Trust II
  International Opportunities              800,201       300,814
  Small Company                            305,818       290,514
Neuberger Berman
  Partners Portfolio                       593,107       285,850
  Sentinel Variable Products Trust
  Balanced                       (A)    13,707,014     1,022,325
  Bond                           (A)    21,275,838     3,984,212
  Common Stock                           7,102,117     4,083,753
  Growth Index                           2,152,522     1,868,183
  Mid Cap Growth                         4,353,327     2,262,359
  Money Market                          13,883,704    20,309,672
  Small Company                          9,733,184     4,389,257
Strong Capital Management
  Mid Cap Growth II                      1,811,398     1,300,651
  Opportunity II                         2,008,042     2,003,852
Variable Insurance Products Fund
  Contrafund                             4,212,112     2,234,825
  Equity Income                          4,252,926     2,794,645
  Growth                                 3,908,125     2,453,470
  High Income                            4,461,852     2,063,630
  Index 500                              4,818,385     3,337,571
  Investment Grade Bond                 15,649,904    12,646,892
  Overseas                               2,633,550     1,808,030

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Segment, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2003, 2002 and 2001 are shown Information for the year ended 2003 reflects the below. adoption of AICPA Statement of Position 03-5, FINANCIAL HIGHLIGHTS OF SEPARATE Certain ratios presented for the prior years ACCOUNTS. reflect the presentation used in the current year.



                                             AT DECEMBER 31, 2003                  FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                   INVESTMENT
                                                        UNIT FAIR                  INCOME RATIO   EXPENSE RATIO   TOTAL RETURN
PORTFOLIO                                    UNITS       VALUE       NET ASSETS         *              **              ***
----------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
  Growth                                                              15,155,342       0.00%         1.40%           33.25%
                                          1,147,661.68    13.21
  Leveraged All Cap                                                    2,100,871       0.00%         1.40%           32.92%
                                            292,149.77     7.19
  Small Cap                                                            5,765,569       0.00%         1.40%           40.30%
                                            638,099.32     9.04
American Century Variable Portfolios
  Income & Growth                                                      7,916,619       1.15%         1.40%           27.62%
                                            767,740.18    10.31
  Value                                                               13,929,528       0.95%         1.40%           27.14%
                                            963,627.66    14.46
Dreyfus
  Socially Responsible                                                 1,059,438       0.12%         1.40%           24.28%
                                            159,344.69     6.65
Gartmore
  Government Bond                (A)                                                   8.40%         1.40%           (8.58%)
  JP Morgan Balanced             (A)                                                   2.46%         1.40%          (15.85%)

INVESCO Variable Investment Funds
  Dynamics                                                             2,527,665       0.00%         1.40%           35.82%
                                            381,357.65    6.63
  Health Sciences                                                      4,571,873       0.00%         1.40%           26.07%
                                            534,106.75    8.56
  Technology                                                           2,213,203       0.00%         1.40%           43.28%
                                            547,768.82    4.04
JP Morgan Series Trust II
  International Opportunities                                          2,081,115       0.72%         1.40%           30.66%
                                            228,845.56    9.09
  Small Company                                                        1,383,364       0.00%         1.40%           34.11%
                                            118,426.04    11.68
Neuberger Berman Partners Portfolio                                    1,728,597       0.00%         1.40%           33.25%
                                            168,915.14    10.23
Sentinel Variable Products Trust
  Balanced                       (A)                                  14,152,143       0.83%         1.40%           24.71%
                                          1,134,775.51    12.47
  Bond                           (A)                                  17,765,696       1.71%         1.40%           36.31%
                                          1,303,319.09    13.63
  Common Stock                                                         26,202,211      0.93%         1.40%           29.65%
                                          2,081,352.51    12.59
  Growth Index                                                         2,926,049       0.90%         1.40%           22.35%
                                            395,952.58     7.39
  Mid Cap Growth                                                       15,838,143      0.00%         1.40%           39.87%
                                          1,190,675.96    13.30
  Money Market                                                         11,760,670      0.82%         1.40%           (0.65%)
                                          1,010,025.42    11.64
  Small Company                                                        26,875,879      0.12%         1.40%           37.56%
                                          1,242,053.69    21.64
Strong Capital Management
  Mid Cap Growth II                                                    7,994,456       0.00%         1.40%           32.36%
                                            639,147.81    12.51
Opportunity II                                                         9,670,414       0.08%         1.40%           35.08%
                                            597,575.44    16.18
Variable Insurance Products Fund
  Contrafund                                                          16,340,274       0.41%         1.40%           26.64%

                                          1,052,447.54    15.53


                                      F-61




Equity Income                                                         19,248,480       1.66%         1.40%           28.50%
                                          1,458,610.93    13.20
Growth                                                                16,044,336       0.25%         1.40%           30.95%
                                          1,247,702.58    12.86
High Income                                                            8,608,227       5.67%         1.40%           25.51%
                                            926,868.19     9.29
Index 500                                                             28,507,281       1.37%         1.40%           26.63%
                                          2,313,638.45    12.32
Investment Grade Bond                                                 23,182,923       3.48%         1.40%           3.77%
                                          1,885,368.97    12.30
Overseas                                                              10,842,500       0.73%         1.40%           41.47%
                                          1,064,456.93    10.19

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.

* These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

                                                                      2002

                                                           UNIT VALUE  UNIT VALUE                             INVESTMENT
                                                           (BEGINNING  (END OF                     EXPENSE    INCOME      TOTAL
PORTFOLIO                                UNITS             OF YEAR)    YEAR)        NET ASSETS     RATIO*     RATIO**     RETURN***
------------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
  Growth                                 1,112,587.18       14.99       9.91         11,022,333     1.40%      0.04%     (33.91%)
  Small Cap                                627,551.21        8.85       6.44          4,039,286     1.40%      0.00%     (27.27%)
  Leveraged All Cap                        183,800.39        8.30       5.41            994,790     1.40%      0.01%     (34.79%)
American Century Variable Portfolios
  VP Value                                 816,576.88       13.19      11.37          9,281,419     1.40%      0.74%     (13.83%)
  VP Income & Growth                       647,417.35       10.17       8.08          5,233,281     1.40%      1.04%     (20.52%)
Dreyfus Socially Responsible               148,267.80        7.64       5.35            793,311     1.40%      0.28%     (29.97%)
INVESCO Variable Investment Funds
  Dynamics                                 321,110.70        7.26       4.88         1,565,885      1.40%      0.00%     (32.83%)
  Technology                               283,490.20        5.38       2.82           799,400      1.40%      0.00%     (47.59%)
  Health Sciences                          414,706.10        9.12       6.79         2,816,940      1.40%      0.00%     (25.52%)
Market Street Fund
  Managed                                  916,629.63       11.55      10.22         9,368,062      1.40%      2.58%     (11.51%)
  Bond                                   1,213,264.09       12.14      13.06        15,843,081      1.40%      3.48%       7.56%
JP Morgan Series Trust II
  International Opportunities              158,604.86        8.64       6.96         1,104,290      1.40%      0.45%     (19.42%)
  Small Company                            115,400.73       11.27       8.71         1,005,241      1.40%      0.20%     (22.71%)
Neuberger Berman Partners Portfolio        134,673.05       10.27       7.68         1,034,497      1.40%      0.45%     (25.20%)
Sentinel Variable Products Trust
  Money Market                           1,551,827.66       11.73      11.72        18,186,639      1.40%      1.28%     (0.09%)
  Common Stock                           1,800,411.01       11.91       9.71        17,486,431      1.40%      1.23%     (18.45%)
  Small Company                            937,943.44       18.54      15.73        14,758,188      1.40%      0.30%     (15.13%)
  Mid Cap Growth                         1,000,052.44       12.70       9.51         9,508,939      1.40%      0.00%     (25.13%)
  Growth Index                             357,764.90        8.07       6.04         2,162,452      1.40%      0.75%     (25.10%)
Strong Capital Management
  Opportunity II                           593,692.26       16.60      11.98         7,110,699      1.40%      0.47%     (27.85%)
  Mid Cap Growth II                        593,006.69       15.34       9.45         5,603,885      1.40%      0.00%     (38.40%)
Variable Insurance Products Fund
  Equity Income                          1,336,207.02       12.54      10.27        13,719,121      1.40%      1.61%     (18.12%)
  Overseas                                 956,027.37        9.16       7.20         6,887,404      1.40%      0.79%     (21.35%)
Growth                                  1,116,957.82       14.24       9.82        10,963,029        1.40%     0.27%    (31.07%)
High Income                               683,024.77        7.25       7.40         5,054,349        1.40%     9.87%      2.07%
Index 500                               2,177,585.48       12.69       9.73        21,187,584        1.40%     1.37%    (23.33%)
Contrafund                                895,933.04       13.71      12.26        10,979,788        1.40%     0.79%    (10.61%)
Investment Grade Bond                   1,702,427.77       10.89      11.85        20,176,879        1.40%     2.42%      8.83%

* These ratios represent annualized contract expenses, of mortality, expense and charges for the year, divided by the average net assets. The ratios include only those expenses that result a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract accountthrough the redemption of units and underlying mutual owner expenses of the fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the averagenet assets. These ratios exclude those such as mortality, expense and administrative charges, that result in direct in the unit values. The recognition of investment income by the reductions sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                                                2001

                                                              UNIT            UNIT
                                                              VALUE           VALUE                             INVESTMENT
                                                            (BEGINNING       (END OF       NET        EXPENSE   INCOME     TOTAL
PORTFOLIO                                   UNITS            OF YEAR)         YEAR)      ASSETS       RATIO*    RATIO**    RETURN***
------------------------------------------------------------------------------------------------------------------------------------
Alger American Fund
  Growth                                    1,176,016.07          17.24         14.99    17,631,187     1.40%      0.24%    (13.04%)
  Small Cap                                   713,337.23          12.73          8.85     6,310,943     1.40%      0.05%    (30.50%)
  Leveraged All Cap                           122,328.68          10.02          8.30     1,015,869     1.40%               (17.12%)
American Century Variable Portfolios
  VP Value                                    497,921.29          11.86         13.19     6,567,803     1.40%      0.71%     11.22%
  VP Income & Growth                          513,559.72          11.25         10.17     5,220,862     1.40%      0.74%     (9.64%)
Dreyfus Socially Responsible                   64,416.84          10.00          7.64       491,883     1.40%      0.09%    (23.64%)
INVESCO Variable Investment Funds
  Dynamics                                    185,977.17          10.69          7.26     1,350,413     1.40%               (32.08%)
  Technology                                  140,047.82          10.07          5.38       753,392     1.40%               (46.58%)
  Health Sciences                             185,979.64          10.58          9.12     1,695,623     1.40%      0.47%    (13.83%)
Market Street Fund
  Managed                                     742,241.96          12.60         11.55     8,571,857     1.40%      3.37%     (8.34%)
  Bond                                        831,321.19          11.46         12.14    10,090,540     1.40%      4.30%      5.92%
JP Morgan Series Trust II
  International Opportunities                 129,932.62          10.84          8.64     1,122,947     1.40%      1.19%    (20.27%)
  Small Company                                94,501.13          12.43         11.27     1,065,428     1.40%      0.04%     (9.30%)
Neuberger Berman Partners Portfolio            92,299.75          10.72         10.27       947,777     1.40%      0.34%     (4.21%)
Sentinel Variable Products Trust
  Money Market                              1,339,572.89          11.47         11.73    15,709,999     1.40%      3.19%      2.25%
  Common Stock                              1,550,727.39          13.15         11.91    18,475,038     1.40%      1.26%     (9.40%)
  Small Company                               641,556.80          17.84         18.54    11,892,223     1.40%      0.40%      3.90%
  Mid Cap Growth                            1,037,504.10          17.01         12.70    13,178,022     1.40%               (25.33%)
  Growth Index                                152,290.12           9.45          8.07     1,228,844     1.40%      0.47%    (14.61%)
Strong Capital Management
  Opportunity II                              422,080.77          17.48         16.60     7,004,736     1.40%      0.41%     (5.06%)
Mid Cap Growth                                649,737.70          22.48         15.34     9,969,426     1.40%               (31.74%)
Variable Insurance Products Fund
  Equity Income                         1,100,806.66             13.38          12.54    13,799,430      1.40%     1.59%    (6.31%)
  Overseas                                943,360.18             11.79           9.16     8,644,667      1.40%     5.20%    (22.28%)
  Growth                                1,161,109.49             17.54          14.24    16,534,064      1.40%     0.08%    (18.81%)
  High Income                             572,401.28              8.33           7.25     4,152,143      1.40%     12.68%   (12.92%)
  Index 500                             2,179,936.83             14.64          12.69    27,662,843      1.40%     1.19%    (13.32%)
  Contrafund                              802,651.88             15.84          13.71    11,003,332      1.40%     0.81%    (13.46%)
  Investment Grade Bond                   759,750.40             10.18          10.89     8,274,781      1.40%     1.02%      6.99%
  Bond                                    831,321.19             11.46          12.14    10,090,540      1.40%     4.30%      5.92%


* These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges for the year, divided by the average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders' net contributions to the Variable Account.


NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.


NOTE 9 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003            Removed Portfolio                  Surviving Portfolio

                          GVIT GOVERNMENT BOND FUND          SVPT BOND FUND
Shares                          1,558,748.29                  1,861,145.46
NAV                            $       11.94                     $ 10.00
Net assets before              $  18,611,455
Net assets after                                             $ 18,611,455

                          GVIT JP MORGAN BALANCED FUND       SVPT BALANCED FUND
Shares                       1,269,190.65                      1,091,503.96
NAV                             $ 8.60                            $ 10.00
Net assets before            $ 10,915,040
Net assets after                                               $ 10,915,040


NOTE 10 - LOANS

Policyholders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a)  Financial Statements
         (1) Financial statements and schedule included in Prospectus Condensed Financial Information

         (2) Financial statements and schedule included in Part B National Life Insurance Company:
              Independent Auditor's Report.
              Consolidated Balance Sheets (GAAP Basis) as of December 31, 2003 and 2002. Consolidated Statements of Operations and Policyholder's Equity (GAAP basis) for the years ended December 31, 2003 and 2002. Consolidated Statements of Cash Flows (GAAP Basis) for the years ended December 31, 2003 and 2002.
              Notes to Consolidated Financial Statements
              Independent Auditor's Report.

         National Variable Annuity Account II
              Independent Auditor's Report
              Statement of Assets
              Statement of Operations
              Statement of Changes in Net Assets
              Notes to Financial Statements
    (b)  Exhibits
     (1) Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant.(1) (2) Not Applicable (3) Distribution Agreement between the Variable Account/Registrant and Principal Underwriter
     (2) (4) (a) The form of the variable annuity contract (2)
         (b) Enhanced Death Benefit Rider (2) (c) Guaranteed Account Endorsement
         (10)
         (d) Accelerated Benefits Rider - Covered Chronic Illness (10) (e) Accelerated Benefits Rider - Terminal Illness (10)
         (f) Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms Provisions (g) Limited Power of Attorney (13)
     (5) Variable Annuity Application (2)
     (6) Articles of Incorporation and By-Laws of Depositor (3)

     (7) Reinsurance agreements
              (1) Reinsurance Agreement - National Life Insurance Company and xxxxxx, effective September 1, 1997/May 1, 1998 (14)
              (2) Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxxxx, effective January 1, 2002 (13)
              (3) Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (13)
              (4) Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxxxx, effective January 1, 2002 (13)
              (5) Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxxxx, effective May 1, 1999
              (13)
              (6) Reinsurance Agreement - National Life Insurance Company and xxxxx, effective April 1, 1993 (13)
              (7) Reinsurance Agreement -
              National Life Insurance Company and xxxxx,.effective October 1, 1994 (13)
      (8)(a) Participation Agreement by and among Market Street Fund, Inc., National Life Insurance Company and PML Securities Company. dated January, 30, 1996 (4).
              1. Form of Amendment No. 1 dated June 20,
              1997 by & among Market Street Fund, Inc., National Life Insurance Company, and 1717 Capital Management (formerly PML Securities Company) (7).

         (b) Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company, (now National Life Insurance Company), dated August 1, 1989 (7).
               1. Form of Amendment No. 1 to Participation Agreement by and
                  among Variable Insurance Products Fund, Fidelity Distributions Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated January 1, 1996 (5).
              2. Form of Amendment No. 2 to Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 28, 1997 (2).
         (c) Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (4)
              1. Form of amended Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, Dated April 25, 1997 (2).
         (d) Form of Participation Agreement by and among National Life Insurance Company, National Life Variable Annuity Account II and Strong Variable Insurance Funds, Inc., Strong Special Fund II, Inc., and Strong Funds Distributors, Inc., dated May 7, 1997 (2).
         (e) Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 1, 1990 (7).
              1. Form of Amendment No. 1 by and among Variable Insurance
                 Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 28, 1997 (2).


         (g) Form of Participation Agreement between National Life Insurance Company and American Century Investment, Inc. (6).
             1. Form of Amendment to Shareholder Services Agreement (14)
         (h) Form of Participation Agreement between National Life Insurance
             Company and Neuberger & Berman Advisers Managers Trust (6)
             1. Form of Amendment to Participation Agreement (14) (i) Form of
                Participation Agreement between National Life Insurance Company and J. P. Morgan Series Trust II (6) (k) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(8 )
             1. Form of Amendment to Participation Agreement among National Life
                Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund(14)
         (l) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc.; INVESCO Funds Group,
             Inc., and INVESCO Distributors, Inc. (9)
         (m) Form of Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (14)
         (n) Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (14)
         (o) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and
             Deutsche Investment Management Americas, Inc. (14)
         (p) Form of Participation Agreement - National Life Insurance Company,
             T. Rowe Price Equity Services, Inc. and T. Rowe Price Investment Services, Inc. (14)
     (9) Opinion and consent of D. Russell Morgan, Assistant General Counsel of National Life Insurance Company.(*)
     (10)(a) Consent of Sutherland Asbill & Brennan LLP (*) (b) Consent of PriceWaterhouseCoopers LLP (*)
     (11)Not Applicable.

     (12)Not Applicable.
     (13)Performance Advertising Calculation Schedules (2)
     (14)Powers of Attorney.
        (a) Robert E. Boardman (1) (b) A. Gary Shilling (1) (c) Jeremiah
         E. Casey (11) (d) Thomas H. MacLeay (11)

     (1) Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
     (2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
     (3) Incorporated herein by reference to the to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
     (4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996.
     (5) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed December 29, 1995.
     (6) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed April 16, 1998.
     (7) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999.
     (8) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
     (9) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
     (10) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.
     (11) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2002
     (12) Incorporateed herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.

     (13) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
     (14) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004

     *    Filed herewith



ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*      POSITION WITH DEPOSITOR

Thomas H. MacLeay                         Chairman of the Board & CEO and
                                           Director

James A. Mallon                           President & Chief Operating Officer
                                           and Director

Robert E. Boardman                        Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT 05402-1064

Jeremiah E. Casey                         Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD 21201

Bruce Lisman                              Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY 1 0179

A. Gary Shilling Director A. Gary Shilling & Co., Inc. 500 Morris Avenue Springfield, NJ 07081-1020

Edward J. Bonach                          Executive Vice President & Chief
                                           Financial Officer
Rodney A. Buck                            Executive Vice President & Chief
                                           Investment Officer
Michele S. Gatto                          Executive Vice President - Corporate
                                            Services & General Counsel
Gregory H. Doremus                        Senior Vice President - New Business
                                            & Customer Service
Charles C. Kittredge                      Senior Vice President - Marketing
                                            Development & Operations

Wade H. Mayo                              Senior Vice President
Ruth B. Smith                             Senior Vice President - Registered
                                            Product & Life Event Distribution.
James K. McQueston                        Secretary of the Corporation
Robert E. Cotton                          Treasurer


* Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, Vermont 05604.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc. , a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

         National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.


ITEM 27. NUMBER OF CONTRACT OWNERS. AS OF MARCH 31, 2004, 7,417 CONTRACTS ARE IN FORCE.

ITEM 28. INDEMNIFICATION
          The  By-Laws of Depositor provide, in part in Article VI, as follows
               7.1 Indemnification.
                  (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

                  (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29  PRINCIPAL UNDERWRITER
     (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

     (b) The following information is furnished with respect to the officers and directors of ESI:

----------------------------------------- -------------------------------------------------- --------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*      POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH DEPOSITOR
----------------------------------------- -------------------------------------------------- --------------------------------------
Kenneth R. Ehinger                        President & Chief Executive Officer                None
----------------------------------------- -------------------------------------------------- --------------------------------------
John M. Grab                              Senior Vice President & Chief Financial Officer    None
----------------------------------------- -------------------------------------------------- --------------------------------------
Stephen A. Englese                        Senior Vice President - Securities Operations      None
----------------------------------------- -------------------------------------------------- --------------------------------------
Gregory D. Teese                          Vice President - Compliance                        None
----------------------------------------- -------------------------------------------------- --------------------------------------
Isabelle Keiser                           Vice President                                     None
----------------------------------------- -------------------------------------------------- --------------------------------------
Tammy W. King                             Vice President - Marketing & Field Development     None
----------------------------------------- -------------------------------------------------- --------------------------------------
Budd A. Shedaker                          Assistant Vice President - Communications          None
----------------------------------------- -------------------------------------------------- --------------------------------------
Wendy K. Nunez                            Assistant Vice President                           None
----------------------------------------- -------------------------------------------------- --------------------------------------
D. Russell Morgan Counsel Assistant
  General Counsel
----------------------------------------- -------------------------------------------------- --------------------------------------
Sharon E. Bernard                         Treasurer & Controller                             None
----------------------------------------- -------------------------------------------------- --------------------------------------
James K. McQueston                        Secretary                                          Assistant General Counsel &
                                                                                             Secretary
----------------------------------------- -------------------------------------------------- --------------------------------------
Thomas H. MacLeay                         Director                                           Chairman & Chief Executive Officer
----------------------------------------- -------------------------------------------------- --------------------------------------
Edward J. Bonach                          Director                                           Executive Vice President & Chief
                                                                                             Financial Officer
----------------------------------------- -------------------------------------------------- --------------------------------------
Rodney A. Buck                            Director                                           Executive Vice President & Chief
                                                                                             Investment Officer
----------------------------------------- -------------------------------------------------- --------------------------------------


  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:


---------------------------- -------------------------- ------------------------ ----------------------- ----------------------
NAME OF                      NET UNDERWRITING           COMPENSATION ON          BROKERAGE COMMISSIONS   OTHER
PRINCIPAL                    DISCOUNTS AND COMMISSIONS  REDEMPTION                                       COMPENSATION
UNDERWRITER
---------------------------- -------------------------- ------------------------ ----------------------- ----------------------
Equity Services, Inc.               $3,032,880                    -0-                  $3,032,880                 -0-
---------------------------- -------------------------- ------------------------ ----------------------- ----------------------


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 31. MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

     (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payments under the variable annuity contracts may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

     (d) Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.

     (e) National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30thday of April, 2004.


                                    NATIONAL VARIABLE ANNUITY
                                    ACCOUNT II (Registrant)

                                    By: NATIONAL LIFE INSURANCE COMPANY



Attest:/S/ CHRISTOPHER M. NERONHA   By: /S/ THOMAS H. MACLEAY
       --------------------------       ------------------------
       Christopher M. Neronha           Thomas H. MacLeay
       Assistant Secretary              Chairman and
                                        Chief Executive Officer




                                    By: NATIONAL LIFE INSURANCE COMPANY
                                                (Depositor)



Attest: /S/ CHRISTOPHER M. NERONHA  By: /S/ THOMAS H. MACLEAY
        --------------------------     ---------------------
         Christopher M. Neronha        Thomas H. MacLeay
         Assistant Secretary           Chairman and
                                       Chief Executive Officer

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                                            TITLE                              DATE


/S/ THOMAS H. MACLEAY                       Chairman, Chief Executive                   April 30, 2004
---------------------
Thomas H. MacLeay                           Officer, and Director


/S/ JAMES A. MALLON                         President, Chief Operating                  April 30, 2004
-------------------
James A. Mallon                             Officer and Director


/S/ EDWARD J. BONACH                        Executive Vice President &                  April 30, 2004
--------------------
Edward J. Bonach                            Chief Financial Officer


ROBERT E. BOARDMAN*                         Director                                    April 30, 2004
------------------
Robert E. Boardman


JEREMIAH E. CASEY*                          Director                                    April 30, 2004
-----------------
Jeremiah E. Casey

----------------
Bruce Lisman                                Director


A. GARY SHILLING*                           Director                                    April 30, 2004
----------------
A. Gary Shilling



*By_/S/ THOMAS H. MACLEAY                                                         Date: April 30, 2004
   ----------------------
      Thomas H. MacLeay
      Pursuant to Power of Attorney

                                  EXHIBIT INDEX



      Exhibit 24 (b) (9)         Opinion and Consent of D. Russell Morgan,
                                     Assistant General Counsel

      Exhibit 24 (b) 10 (a)      Consent of PricewaterhouseCoopers LLP, Auditors

      Exhibit 24 (b) 10 (b)      Consent of Sutherland Asbill & Brennan LLP